                                                      Exhibit 10.1

          SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


      THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of April 2, 1999, is by and among Genicom Corporation (the "Borrower"), the subsidiaries of the Borrower identified on the signature pages hereto (the "Guarantors"), the several lenders identified on the signature pages hereto (each a "Lender" and, collectively, the "Lenders") and NationsBank, N.A., successor by merger to NationsBank of Texas, N.A., as agent for the Lenders (in such capacity, the "Agent").

                                  WITNESSETH

      WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent entered into that certain Amended and Restated Credit Agreement dated as of September 5, 1997, as amended by that First Amendment to Amended and Restated Credit Agreement dated as of October 31, 1997, as amended by that Second Amendment to Amended and Restated Credit Agreement dated as of March 12, 1998, as amended by that letter agreement dated May 5, 1998, as amended by that Fourth Amendment to Amended and Restated Credit Agreement and Waiver dated as of July 2, 1998, as amended by that Fifth Amendment to Amended and Restated Credit Agreement dated as of October 30, 1998, and as amended by that Sixth Amendment to Amended and Restated Credit Agreement dated as of February 11, 1999 (as so amended, the "Existing Credit Agreement"); and

      WHEREAS, the parties have agreed to amend the Existing Credit Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    PART I
                                  DEFINITIONS

      1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

      "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

      "Amendment No. 7 Effective Date" is defined in Part III.

      2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

      Effective on (and subject to the occurrence of) the Amendment No. 7 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

      1.    Amendment to Section 1.1.  The following definitions appearing in
Section 1.1 of the Existing Credit Agreement are amended in their entirety to read as follows:

            "Applicable Percentage" means, for the purpose of calculating the applicable interest rate for any day for any Eurodollar Loan or for any Base Rate Loan, the applicable rate of the Unused Fee for any day for purposes of Section 3.5(a), or the applicable rate of the Standby Letter of Credit Fee for any day for purposes of Section 3.5(b)(i), the appropriate applicable percentage set forth below:

                                              APPLICABLE
        APPLICABLE          APPLICABLE      PERCENTAGE FOR     APPLICABLE
      PERCENTAGE FOR      PERCENTAGE FOR    STANDBY LETTER     PERCENTAGE
     EURODOLLAR LOANS    BASE RATE LOANS     OF CREDIT FEE   FOR UNUSED FEE
    ========================================================================

    ------------------------------------------------------------------------
           3.50%              2.25%              3.00%           0.50%
    ========================================================================

            "Borrowing Base" means (i) as of any day prior to the end of the second fiscal quarter in year 2000, the sum of (a) 85% of Eligible Receivables and (b) 55% of Eligible Inventory, in each case as set forth in the most recent Borrowing Base Report delivered to the Agent and the Lenders in accordance with the terms of Section 7.1(e); provided, however, that the amount determined pursuant to clause (b) above shall not exceed 50% of the total Borrowing Base, and (ii) as of any day on or after the end of the second fiscal quarter in the year 2000, the Original Borrowing Base.

            "Commitment" means (i) with respect to each Lender, the Revolving Commitment of such Lender, the Tranche A Term Loan Commitment of such Lender, the Tranche B Term Loan Commitment of such Lender and/or the Liquidity Loan Commitment of such Lender, (ii) with respect to the Swingline Lender, the Swingline Commitment, and (iii) with respect to the Issuing Lender, the LOC Commitment.

            "Consolidated EBITDA" means, for any period, the sum of (i) Consolidated Net Income for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (A) Consolidated Interest Expense, (B) total federal, state, local and foreign income, value added and similar taxes, (C) depreciation and amortization expense, and (D) if the Borrower is required by its auditors to establish allowances for its deferred tax asset, to reflect the non-cash charges in connection with such allowances, all as determined in accordance with GAAP.

            "Consolidated Net Worth" means, at any time, total shareholders' equity of the Borrower and its Subsidiaries on a consolidated basis at such time, as determined in accordance with GAAP (but excluding in any event foreign currency translation adjustments); provided, however, that for the purpose of determining compliance with the financial covenants contained in Sections 7.11(a), 7.11(d) and 7.11(h), Consolidated Net Worth shall be adjusted upward (i) if the Borrower is required by its auditors to establish allowances for its deferred tax asset, to reflect the non-cash charges in connection with such allowances and (ii) after July 3, 2000, to reflect up to $1,739,000 in non-cash charges incurred during the fourth fiscal quarter of 1997 in connection with the acquisition of certain assets of the printer division of Digital Equipment Corporation.

            "Eligible Assignees" means (i) any Lender or any Affiliate or Subsidiary of a Lender, and (ii) any other commercial bank, financial institution or "accredited investor" (as defined in Regulation D of the Securities and Exchange Commission) approved by the Agent.

            "Eligible Inventory" means, as of any date of determination and without duplication, the lower of the aggregate book value (based on a FIFO or a moving average cost valuation, consistently applied) or fair market value of all raw materials, work in process and finished goods inventory owned by the Borrower less appropriate reserves determined in accordance with GAAP but excluding in any event (i) inventory which is
      (a) not subject to a perfected, first priority Lien in favor of the Agent to secure the Borrower's Obligations or (b) subject to any other Lien that is not a Permitted Lien, (ii) inventory which is not in good condition or fails to meet standards for sale or use imposed by governmental agencies, departments or divisions having regulatory authority over such goods, (iii) inventory which is not useable or saleable at prices approximating their cost in the ordinary course of the Borrower's or Guarantor's business (including without duplication the amount of any reserves for obsolescence, unsalability or decline in value), (iv) inventory located outside of the United States, other than inventory of the Borrower or any Guarantor in an aggregate amount not to exceed $15,000,000 located in the Genicom International Distribution Center in Colchester, Essex, England, or at such other locations in U.S. territories and Western European countries as shall be acceptable to the Agent in its sole discretion, (v) inventory located at a location leased by the Borrower or Guarantor (including without limitation the inventory located in Colchester, Essex, England described in clause (iv) above) with respect to which the Agent or the Required Lenders shall have requested and the Agent shall not have received a landlord's waiver satisfactory to the Agent, (vi) inventory which is leased or on consignment and (vii) inventory which fails to meet such other specifications and requirements as may from time to time be established by the Agent in its reasonable discretion.

            "Loan or "Loans" means the Revolving Loans, the Tranche A Term Loan, the Tranche B Term Loan, the Liquidity Loans (or any Revolving Loan, any portion of the Tranche A Loan, any portion of the Tranche B Loan or any Liquidity Loan bearing interest at the Base Rate or the Eurodollar Rate and referred to as a Base Rate Loan or a Eurodollar
      Loan), and/or the Swingline Loans, individually or collectively, as appropriate.

            "Maturity Date" means (i) as to Revolving Loans, Letters of Credit (and the related LOC Obligations), and the Tranche A Term Loan, September 5, 2002, (ii) as to the Tranche B Term Loan, September 5, 2004, and (iii) as to the Liquidity Loans, September 30, 1999 or the last day of the then applicable Liquidity Loan Extension Period, if any, as provided in Section 2.7(f).

            "Note" or "Notes" means any Revolving Note, the Swingline Note, the Tranche A Term Note, the Tranche B Term Note, or any Liquidity Note, as the context may require.

            "Notice of Borrowing" means a written notice of borrowing in substantially the form of Schedule 2.1(b)(i), as required by Section 2.1(b)(i), Section 2.5(b)(i), Section 2.6(b) or Section 2.7(b)(i).

            "Permitted Investments" means Investments which are either (i) cash and Cash Equivalents; (ii) accounts receivable created, acquired or made by the Borrower or any of its Subsidiaries in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) Investments consisting of stock, obligations, securities or other property received by the Borrower or any of its Subsidiaries in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors; (iv) Investments existing as of the Closing Date and set forth in Schedule 1.1A, (v) additional Investments in any Subsidiary of the Borrower which is a Guarantor; (vi) subject to the terms of Section 7.15(b), Investments in Subsidiaries of the Borrower which are not Guarantors existing as of June 15, 1998 and additional Investments in all such Subsidiaries not to exceed an aggregate amount of $1,000,000 per year;
      (vii) Guaranty Obligations permitted by Section 8.1; (viii) acquisitions permitted by Section 8.4(c); (ix) transactions permitted by Section 8.8; and (x) loans for borrowed for money to directors, officers, employees, agents, customers or suppliers that do not exceed an aggregate principal amount of $500,000 at any one time outstanding.

      2. Addition to Section 1.1. The following new definitions are added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order to read as follows:

            "Additional C1/Vantive Amount" shall have the meaning assigned to such term in Section 7.11(f).

            "Additional PP&E and Spares Amount" shall have the meaning assigned to such term in Section 7.11(f).

            "Amendment Fee" shall have the meaning assigned to such term in
      Section 3.5(d).

            "C1/Vantive Capital Expenditures" means, for any period, all expenditures of the Borrower and its Subsidiaries on a consolidated basis for such period, made in connection with the Oracle and Vantive software system, associated hardware and associated costs for implementation, as determined in accordance with GAAP.

            "Continuation Fee" shall have the meaning assigned to such term in Section 3.5(e).

            "Liquidity Continuation Amount" shall have the meaning assigned to such term in Section 2.7(f).

            "Liquidity Loans" shall have the meaning assigned to such term in
      Section 2.7(a).

            "Liquidity Loan Commitment" means, with respect to each Lender, the commitment of each Lender to make its portion of the Liquidity Loan in a principal amount equal to such Lender's Liquidity Loan Commitment Percentage of the Liquidity Loan Committed Amount; provided, however, to the extent the Borrower has elected an extension pursuant to Section 2.7(f), the portion of the Liquidity Loan Commitments in excess of the Liquidity Continuation Amount shall be deemed to be canceled and the Liquidity Loan Commitments shall be reduced to an amount equal to the Liquidity Continuation Amount.

            "Liquidity Loan Commitment Percentage" means, for any Lender, the percentage identified as its Liquidity Loan Commitment Percentage on
      Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

            "Liquidity Loan Committed Amount" shall have the meaning assigned to such term in Section 2.7(a).

            "Liquidity Loan Continuation Fee" shall have the meaning assigned to such term in Section 3.5(c).

            "Liquidity Loan Extension Period" shall have the meaning assigned to such term in Section 2.7(f).

            "Liquidity Note" means a promissory note of the Borrower in favor of a Lender delivered pursuant to Section 2.7(e), and evidencing such Lender's portion of the Liquidity Loan, as such promissory note may be amended, modified, restated or replaced from time to time.

            "PP&E and Spares Capital Expenditures" means, for any period, all expenditures of the Borrower and its Subsidiaries on a consolidated basis for such period, made in connection with the acquisition of plant, property and equipment or comparable items and made in connection with the acquisition and capitalization of spare parts inventory, as determined in accordance with GAAP.

      3.    Amendments to Section 2.1(a).

            (a) Clause (a) of Section 2.1(a) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

            (a) the Revolving Committed Amount (hereinafter defined) (as such aggregate maximum amount may be increased or reduced from time to time as provided in Section 3.4),

            (b) Section 2.1(a) of the Existing Credit Agreement is hereby amended to add the following sentence to the end of such Section to read as follows:

            As used herein, "Revolving Committed Amount" means $62,000,000; provided, however, the Revolving Commitment Amount shall decrease to the following amounts on the date the Borrowing Base Report is due for each of the following fiscal months:

             ==================================================================
             REVOLVING COMMITTED AMOUNT       DATE
             ------------------------------------------------------------------
             $61,000,000                      June, 1999
             ------------------------------------------------------------------

             $55,000,000                      September, 1999
             ------------------------------------------------------------------

             $52,000,000                      December, 1999
             ==================================================================

      4. New Section 2.7. A new Section 2.7 is hereby added to the Existing Credit Agreement immediately following Section 2.6 thereof which shall read as follows:

            2.7   Liquidity Loan.


                  (a) Liquidity Loan Commitment. Subject to and upon the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender agrees, severally and not jointly, to make available to the Borrower such Lender's Liquidity Loan Commitment Percentage of loans in Dollars ("Liquidity Loans") from time to time beginning on Amendment No. 7 Effective Date until the Maturity Date, or such earlier date as the Liquidity Loan Commitments shall have been terminated as provided herein for the purposes hereinafter set forth; provided, however, that the sum of the aggregate principal amount of outstanding Liquidity Loans shall not exceed
            TEN MILLION DOLLARS ($10,000,000.00) (the "Liquidity Loan
            Committed Amount"); provided, further, with regard to each Lender, individually, such Lender's outstanding Liquidity Loans shall not exceed such Lender's Liquidity Loan Commitment
            Percentage of the Liquidity Loan Committed Amount.  Liquidity
            Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request, and may be repaid but not reborrowed in accordance with the provisions hereof; provided, however, that no more than 10 Eurodollar Loans shall be outstanding hereunder at any time. For purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period.

                  (b)   Liquidity Loan Borrowings.

                        (i) Notice of Borrowing. The Borrower shall request a Liquidity Loan borrowing by written notice (or telephone notice promptly confirmed in writing) to the Agent not later than 11:00 A.M. (Dallas, Texas time) on the Business Day prior to the date of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Liquidity Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed and (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month or (II) the type of Liquidity Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. The Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing pursuant to this
                  Section 2.7(b), the contents thereof and each such Lender's share of any borrowing to be made pursuant thereto.

                        (ii) Minimum Amounts. Each Eurodollar Loan or Base Rate Loan that is a Liquidity Loan shall be in a minimum aggregate principal amount of $1,000,000 and integral multiples of $100,000 in excess thereof (or the remaining amount of the Liquidity Loan Committed Amount, if less).

                        (iii) Advances.  Each Lender will make its Liquidity
                  Loan Commitment Percentage of each Liquidity Loan borrowing available to the Agent for the account of the Borrower as specified in Section 3.15(b), or in such other manner as the Agent may specify in writing, by 1:00 P.M. (Dallas, Texas time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Agent by the Lenders in like funds as received by the Agent.

                  (c) Repayment. The principal amount of all Liquidity Loans shall be due and payable in full on the Maturity Date.

                  (d) Interest. Subject to the provisions of Section 3.1, Liquidity Loans shall bear interest at a per annum rate equal to:

                        (i) Base Rate Loans. During such periods as Liquidity Loans shall be comprised of Base Rate Loans, the Base Rate plus the Applicable Percentage; or

                        (ii) Eurodollar Loans. During such periods as Liquidity Loans shall be comprised of Eurodollar Loans, the Eurodollar Rate plus the Applicable Percentage.

            Interest on Revolving Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

                  (e) Liquidity Notes. The Liquidity Loans made by each Lender shall be evidenced by a duly executed promissory note of the Borrower to each Lender in the form of Schedule 2.7(e).

                  (f) Liquidity Loan Extension Period. So long as no Default or Event of Default then exists or would result from any extension provided for herein, upon (i) prior written notice to the Agent not less than 10 Business Days before the then applicable Maturity Date of the Liquidity Loans, which notice shall indicate the amount of the Liquidity Loan Commitments the Borrower elects to maintain past the current Maturity Date (the "Liquidity Continuation Amount") and shall contain a certification by the Borrower that no Default or Event of Default has occurred or would result from any extension provided for herein, and (ii) payment to the Agent for the account of each Lender the Liquidity Loan Continuation Fee on or before the then applicable Maturity Date of the Liquidity Loans, the Borrower may extend the Maturity Date of the Liquidity Loans for an additional fiscal quarter to the last day of the next succeeding fiscal quarter of the Borrower, but in any event not later than September 5, 2002 ("Liquidity Loan Extension Period"). Upon election by the Borrower of a Liquidity Loan Extension Period, the amount equal to the outstanding principal amount of the Liquidity Loans in excess of the Liquidity Continuation Amount shall be immediately due and payable.

      5. Amendment to Section 3.3(b)(iii). Section 3.3(b)(iii) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

            (iii) Immediately upon the occurrence of any Asset Disposition Prepayment Event, the Borrower shall prepay the Loans in an aggregate amount equal to the Net Proceeds of the related Asset Disposition. In addition, immediately upon receipt by the Borrower or any of its Subsidiaries of any United States federal and state income tax refunds, the Borrower shall prepay the Loans in an aggregate amount equal to 100% of such income tax refunds (such prepayment to be applied as set forth in clause (vii) below).

      6. Amendment to Section 3.3(b)(vii). Section 3.3(b)(vii) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

            (vii) All prepayments made pursuant to this Section 3.3(b) shall
      (i) be subject to Section 3.12, (ii) in the case of prepayments made pursuant to Section 3.3(b)(iii), (iv), (v) or (vi), be applied first to the Liquidity Loans (with a corresponding reduction in the Liquidity Loan Committed Amount), second pro rata to the Tranche A Term Loan and the Tranche B Term Loan (ratably according to the remaining principal amounts of the Tranche A Term Loan and the Tranche B Term Loan outstanding at the time of such prepayment, and to installments in inverse order of maturity) and then to the Revolving Loans (with a corresponding reduction in the Revolving Committed Amount), (iii) subject to the terms of clause (ii) above, be applied first to the Base Rate Loans, if any, and then to the Eurodollar Loans in inverse order beginning with the latest Interest Period maturity and (iv) be accompanied by interest on the principal amount prepaid through the date of prepayment.

      7. Amendment to Section 3.4(b). Section 3.4(b) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

            (b)   Intentionally deleted.

      8. Amendment to Section 3.5. New subsections (c), (d) and (e) are added to Section 3.5 of the Existing Credit Agreement to read as follows:

            (c) Liquidity Loan Continuation Fee. In consideration of the election by Borrower of a Liquidity Loan Extension Period hereunder, the Borrower agrees to pay to the Agent for the account of each Lender a fee (the "Liquidity Loan Continuation Fee") equal to 0.5% times the Liquidity Continuation Amount, which fee shall be earned on the day of the Borrower's election of a Liquidity Loan Extension Period, and shall be due and payable beginning September 30, 1999 and thereafter, each time the election is exercised, on the last day of the then current Liquidity Loan Extension Period. The Liquidity Loan Continuation Fee shall be allocated pro rata among the Lenders in accordance with their respective Liquidity Loan Commitment Percentages determined as of the day of the Borrower's election of a Liquidity Loan Extension Period.

            (d) Amendment Fee. In consideration of the agreement of the Lenders hereunder, the Borrower agrees to pay to the Agent for the account of each Lender a fee (the "Amendment Fee") in an amount equal to $1,220,000, which shall be earned as of

      Amendment No. 7 Effective Date but shall be due and payable upon the earlier of (x) the acceleration of the Borrower's Obligations hereunder or
      (y) upon the payment in full of the Borrower's Obligations and cancellation of all Commitments. The Amendment Fee shall be allocated pro rata among the Lenders in accordance with their respective Revolving Commitment Percentages, Liquidity Loan Commitment Percentages, Tranche A Term Loan Commitment Percentages and Tranche B Term Loan Commitment Percentages as of the Amendment No. 7 Effective Date.

            (e) Continuation Fee. In consideration of the Commitments of the Lenders hereunder, the Borrower agrees to pay to the Agent for the account of each Lender a fee (the "Continuation Fee"), which shall be earned, due and payable on the last day of each fiscal quarter of the Borrower if the Borrower's Obligations have not been repaid in full and cancellation of all Commitments has not occurred during such fiscal quarter, beginning on the last day of the fourth fiscal quarter in the year 1999. The Continuation Fee shall be 0.5% times the sum of (1) Revolving Commitments on the last day of such fiscal quarter, plus (2) the aggregate outstanding principal amount of the Tranche A Term Loan on the last day of such fiscal quarter, plus (3) the outstanding principal amount of the Tranche B Term Loan on the last day of such fiscal quarter. The Continuation Fee shall be allocated pro rata among the Lenders in accordance with Revolving Loans, Tranche A Term Loans, and Tranche B Term Loans outstanding as of the last day of such fiscal quarter.

      9. Amendment to Section 3.13(a). Section 3.13(a) of the Existing Credit Agreement is amended in its entirety to read as follows:

            (a) Loans. Each Loan (other than Swingline Loans), each payment or prepayment of principal of any Loan (other than Swingline Loans) or reimbursement obligations arising from drawings under Letters of Credit, each payment of interest on the Loans (other than Swingline Loans) or reimbursement obligations arising from drawings under Letters of Credit, each payment of Unused Fees, each payment of the Standby Letter of Credit Fee, each payment of the Trade Letter of Credit Fee, each payment of the Liquidity Loan Continuation Fee, each payment of the Amendment Fee, each payment of the Continuation Fee, each reduction of the Revolving Committed Amount, and each conversion or extension of any Loan (other than Swingline Loans), shall be allocated pro rata among the Lenders in accordance with their respective Revolving Commitment Percentages, Liquidity Loan Commitment Percentages, Tranche A Term Loan Commitment Percentages or Tranche B Term Loan Commitment Percentages, as applicable.

      10. Amendment to Section 3.15(c). Section 3.15(c) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

            (c) Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Agent or any Lender on account of the Borrower's Obligations or any other amounts outstanding under any of the Credit Documents or in respect of the Collateral shall be paid over or delivered as follows:

                  FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Agent in connection with enforcing the rights of the Lenders under the Credit Documents and any protective advances made by the Agent with respect to the Collateral under or pursuant to the terms of the Collateral Documents;

                  SECOND,  to payment of any fees owed to the Agent or the
            Issuing Lender;

                  THIRD,  to the payment of all reasonable out-of pocket
            costs and expenses, (including without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Borrower's Obligations owing to such Lender;

                  FOURTH, to the payment of the aggregate outstanding
            principal amount of the Liquidity Loans and all accrued and unpaid interest thereon;

                  FIFTH, to the payment of all of the then remaining
            Borrower's Obligations consisting of accrued fees and interest;

                  SIXTH, to the payment of the outstanding principal amount
            of the then remaining Borrower's Obligations (including the payment or cash collateralization of the outstanding LOC Obligations);

                  SEVENTH, to all other Borrower's Obligations and other
            obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "SIXTH" above; and

                  EIGHTH, to the payment of the surplus, if any, to whoever
            may be lawfully entitled to receive such surplus.

      In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans and LOC Obligations held by such Lender bears to the aggregate then outstanding Loans and LOC Obligations) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH", "SIXTH", and "SEVENTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "SIXTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender from time to time for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "SIXTH" and "SEVENTH" above in the manner provided in this Section 3.15(c).

      11. Amendment to Section 5.2(a)(A). Section 5.2(a)(A) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

      (A) in the case of any Revolving Loan, the Tranche A Term Loan, the Tranche B Term Loan, or any Liquidity Loan, an appropriate Notice of Borrowing or Notice of Extension/Conversion,

      12. Amendment to Section 5.2(f). Section 5.2(f) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

            (f) Immediately after giving effect to the making of such Loan (and the application of the proceeds thereof) or to the issuance of such Letter of Credit, as the case may be, (A) the sum of the aggregate principal amount of outstanding Revolving Loans plus the aggregate principal amount of outstanding Swingline Loans plus LOC Obligations outstanding shall not exceed the lesser of (i) the Revolving Committed Amount and (2) the Borrowing Base, (B) the LOC Obligations shall not exceed the LOC Committed Amount, and (C) the sum of aggregate principal amount of outstanding Liquidity Loans shall not exceed the Liquidity Loan Committed Amount.

      13. Amendment to Section 7.1(e). Section 7.1(e) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

            (e) Borrowing Base/Original Borrowing Base Reports. (i) Within 15 days after the end of each fiscal month, a Borrowing Base Report and an Original Borrowing Base Report, each as of the end of the immediately preceding fiscal month and (ii) as soon as available after the request of the Required Lenders, a Borrowing Base Report as of the date of such request. Each Borrowing Base Report and the Original Borrowing Base Report shall be substantially in the form of Schedule 7.1(e) and certified by the chief financial officer or treasurer of the Borrower to be true and correct as of the date thereof.

      14. Amendment to Section 7.11. Section 7.11 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

      7.11  Financial Covenants.

             (a) Consolidated Tangible Net Worth. Consolidated Tangible Net Worth at all times beginning on the last day of the third fiscal quarter in the year 2000 and the last day of each fiscal quarter thereafter shall be no less than the sum of $12,500,000 increased by an amount equal to (A) 50% of the Consolidated Net Income (without deduction for any losses) for each fiscal quarter commencing with the fourth fiscal quarter for the fiscal year 1997 through and including the fiscal quarter then ended, plus (B) 100% of the proceeds received from all Equity Transactions occurring after the Closing Date.

             (b) Consolidated Funded Debt Coverage Ratio. Consolidated Funded Debt Coverage Ratio at each Calculation Date beginning on the last day of the third fiscal quarter in the year 2000 and as of the last day of each fiscal quarter thereafter shall be no greater than
      3.00 to 1.00

             (c) Consolidated Fixed Charge Coverage Ratio. Consolidated Fixed Charge Coverage Ratio at each Calculation Date beginning on the first day of the third fiscal quarter in the year 2000 and thereafter shall be no less than 1.75 to 1.00.

             (d) Consolidated Debt to Capitalization Ratio. Consolidated Debt to Capitalization at each Calculation Date beginning on the first day of the third fiscal quarter in the year 2000 and thereafter shall be no greater than 0.60 to 1.00.

             (e) Consolidated Capital Expenditures. Consolidated Capital Expenditures for the four fiscal quarter periods ending at each Calculation Date beginning on the last day of the third fiscal quarter in the year 2000 and thereafter shall not exceed $17,000,000.

             (f) Consolidated Capital Expenditures, PP&E and Spares Capital Expenditures and C1/Vantive Capital Expenditures. Consolidated Capital Expenditures, PP&E and Spares Capital Expenditures and C1/Vantive Capital Expenditures for each of the following periods shall not exceed the following amounts:

            ==========================================================================================
                                      CONSOLIDATED    PP&E AND SPARES     C1/VANTIVE       CUMULATIVE
                                         CAPITAL          CAPITAL           CAPITAL        ADDITIONAL
                    PERIOD            EXPENDITURES      EXPENDITURES     EXPENDITURES        AMOUNT
            Beginning on the first     $6,334,000     $3,184,000 plus     $2,700,000        $450,000
            day of the fiscal year                    Additional PP&E        plus
            1999 through the end                         and Spares       Additional
            of the fiscal month                            Amount         C1/Vantive
            March 1999                                  (hereinafter        Amount
                                                          defined)       (hereinafter
                                                                           defined)

            Beginning on the first     $11,436,000    $5,486,000 plus     $5,000,000        $950,000
            day of the fiscal year                    Additional PP&E        plus
            1999 through the end                         and Spares       Additional
            of the fiscal month                            Amount         C1/Vantive
            June 1999                                                       Amount

            Beginning on the first     $14,860,000    $8,385,000 plus     $5,000,000       $1,475,000
            day of the fiscal year                    Additional PP&E        plus
            1999 through the end                         and Spares       Additional
            of the fiscal month                            Amount         C1/Vantive
            September 1999                                                  Amount

            Beginning on the first     $19,672,000      $12,672,000       $5,000,000       $2,000,000
            day of the fiscal year                    plus Additional        plus
            1999 through the end                      PP&E and Spares     Additional
            of the fiscal month                            Amount         C1/Vantive
            December 1999                                                   Amount

            Beginning on the first     $4,237,000           N/A               $0               $0
            day of the fiscal year
            2000 through the end
            of the fiscal month
            March 2000
            --------------------------------------------------------------------------------------------

            Beginning on the first     $8,524,000           N/A               $0               $0
            day of the fiscal year
            2000 through the end
            of the fiscal month
            June 2000
            ==========================================================================================


            As used herein, "Additional PP&E and Spares Amount" means, during any period, the additional amount of PP&E and Spares Capital Expenditures made by the Borrower and its Subsidiaries during such period in excess of the specified Dollar Amount listed for such period. As used herein, "Additional C1/Vantive Amount" means, during any period, the additional amount of C1/Vantive Capital Expenditures made by the Borrower and its Subsidiaries during such period in excess of the specified Dollar Amount listed for such period. Notwithstanding anything contained herein to the contrary, for any specified period, the sum of the Additional PP&E and Spares Amount and the Additional C1/Vantive Amount shall not exceed the Cumulative Additional Amount (defined herein as the amount specified above).

            (g)   Consolidated EBITDA

                  (1) Consolidated EBITDA for the period beginning on the first day of the fiscal year 1999 through the end of the following fiscal months shall not be less than the following amounts:


       ==================================================================
               FISCAL MONTH              MINIMUM CONSOLIDATED EBITDA
       ------------------------------------------------------------------
                March 1999                                   $ 3,656,000
       ------------------------------------------------------------------
                April 1999                                   $ 4,839,000
       ------------------------------------------------------------------
                  May 1999                                   $ 6,313,000
       ------------------------------------------------------------------
                 June 1999                                   $11,032,000
       ------------------------------------------------------------------
                 July 1999                                   $12,756,000
       ------------------------------------------------------------------

       ------------------------------------------------------------------
                August 1999                                  $14,008,000
       ------------------------------------------------------------------
              September 1999                                 $18,638,000
       ------------------------------------------------------------------
               October 1999                                  $20,806,000
       ------------------------------------------------------------------
               November 1999                                 $22,987,000
       ------------------------------------------------------------------
               December 1999                                 $28,311,000
       ==================================================================

                  (2) The Consolidated EBITDA as of the end of the following fiscal months for the prior twelve month period then ended shall not be less than the following amounts:

==================================================================
         FISCAL MONTH              MINIMUM CONSOLIDATED EBITDA
-------------------------------------------------------------------
         January 2000                      $32,330,000
-------------------------------------------------------------------
        February 2000                      $33,924,000
-------------------------------------------------------------------
          March 2000                       $35,411,000
-------------------------------------------------------------------
          April 2000                       $36,927,000
-------------------------------------------------------------------
           May 2000                        $38,014,000
-------------------------------------------------------------------
          June 2000                        $38,283,000
==================================================================

                  (h) Consolidated Net Worth. The Consolidated Net Worth at all times as of the last day of the following fiscal months shall be not less than the following amounts:

=====================================================================
               FISCAL MONTH            MINIMUM CONSOLIDATED NET WORTH
---------------------------------------------------------------------
                March 1999                       $25,650,000
---------------------------------------------------------------------
                April 1999                       $24,345,000
---------------------------------------------------------------------
                 May 1999                        $23,590,000
---------------------------------------------------------------------
                 June 1999                       $25,106,000
---------------------------------------------------------------------
                 July 1999                       $24,183,000
---------------------------------------------------------------------
                August 1999                      $23,276,000
---------------------------------------------------------------------
              September 1999                     $24,732,000
---------------------------------------------------------------------
               October 1999                      $24,147,000
---------------------------------------------------------------------
               November 1999                     $23,923,000
---------------------------------------------------------------------
---------------------------------------------------------------------

-------------------------------------------------------------------
               December 1999                     $25,900,000
-------------------------------------------------------------------
               January 2000                      $27,149,000
-------------------------------------------------------------------
               February 2000                     $27,746,000
-------------------------------------------------------------------
                March 2000                       $29,778,000
-------------------------------------------------------------------
                April 2000                       $30,010,000
-------------------------------------------------------------------
                 May 2000                        $30,607,000
-------------------------------------------------------------------
                 June 2000                       $32,639,000
==================================================================

      15    Amendment to Section 7.  Section 7.16 titled "Borrower Deposit
Accounts" is renumbered to read "Section 7.17". Section 7.17 titled "Meetings Regarding Flash Reports; Review Plan" is renumbered to read "Section 7.18". Section 7.18 titled "Collateral Review" is renumbered to read "Section 7.19".

      16    Addition to Section 7.  A new Section 7.20 is added to Section 7 to read as follows:

            7.20 Monthly Conference Calls and Quarterly Bank Meetings. The Borrower and its consultants shall participate (a) within 20 days after the end of each fiscal month, in a conference call with the Lenders and
      (b) within 46 days after the close of each fiscal quarter of the Borrower, in bank meetings with the Lenders and the Borrower's accountants in each fiscal quarter of the Borrower to discuss the current business situation of the Borrower and its Subsidiaries and any other matters requested by any Lender.

      17    Amendment to Section 8.1(h).  Section 8.1(h) of the Existing
Credit Agreement is hereby amended in its entirety to read as follows:

            (h) other Indebtedness of any Foreign Subsidiary of the Borrower not exceeding in aggregate principal amount at any time outstanding the Foreign Currency Equivalent of $8,000,000 for all such Persons taken together.

      18    Amendment to Section 8.4(a).  Section 8.4(a) of the Existing
Credit Agreement is hereby amended in its entirety to read as follows:

            (a) dissolve, liquidate or wind up their affairs, or enter into any transaction of merger or consolidation; provided, however, that, so long as no Default or Event of Default would be directly or indirectly caused as a result thereof, (i) the Borrower may merge or consolidate with any of its Subsidiaries provided that the Borrower is the surviving corporation; and (ii) any Credit Party (other than the Borrower) may merge or consolidate with any other Credit Party (other than the Borrower);

      19    Amendment to Section 8.4(b).  Section 8.4(b) of the Existing
Credit Agreement is hereby amended in its entirety to read as follows:

            (b) sell, lease, transfer or otherwise dispose of any Property (including without limitation pursuant to any sale leaseback transaction) other than (i) the sale of inventory in the ordinary course of business for fair consideration, (ii) the sale or disposition of machinery and equipment no longer used or useful in the conduct of such Person's business, (iii) the sale or other disposition of the TIWP Assets on terms and conditions reasonably satisfactory to the Agent,
      (iv) other Asset Dispositions provided that the aggregate amount of the Net Proceeds of all such Asset Dispositions during any fiscal year of the Borrower and its Subsidiaries does not exceed $100,000 and (v) subject to the terms of Section 8.8, any other Asset Disposition, provided that, no later than 14 days prior to such Asset Disposition, the Agent and the Lenders shall have received a certificate of the chief financial officer or treasurer of the Borrower (A) providing facts or computations in reasonable detail demonstrating that (1) the aggregate cumulative book value of assets disposed of in all the Asset Dispositions occurring on or after the Closing Date does not exceed 20% of Consolidated Total Assets as of the most recent Calculation Date with respect to which the Agent and the Lenders shall have received the Required Financial Information, (2) the aggregate cumulative book value of assets disposed of in all the Asset Dispositions occurring during the then current fiscal year of the Borrower does not exceed 10% of Consolidated Total Assets as of the most recent Calculation Date with respect to which the Agent and the Lenders shall have received the Required Financial Information and (3) after giving effect on a Pro Forma Basis to such Asset Disposition, no Default or Event of Default would exist hereunder and (B) specifying the anticipated or actual date of such Asset Disposition, briefly describing the assets sold or otherwise disposed of or to be sold or otherwise disposed of and setting forth the net book value of such assets and the aggregate consideration and Net Proceeds to be received for such assets in connection with such Asset Disposition, and thereafter the Borrower shall prepay the Loans in connection with such Asset Disposition to the extent required by Section 3.3(b)(iii); or

      20    Amendment to Section 8.6.  Section 8.6 of the Existing Credit
Agreement is hereby amended in its entirety to read as follows:

            8.6   RESTRICTED PAYMENTS.

            The Borrower will not, nor will it permit any of its Subsidiaries to, directly or indirectly declare, order, make or set apart any sum for or pay any Restricted Payment, except (i) to make dividends payable solely in the same class of capital stock of such Person, (ii) to make dividends payable to any Credit Party, (iii) as permitted by Section 8.7, and (iv) provided that no Default or Event of Default has occurred and is continuing at such time or would be directly or indirectly caused as a result thereof, to make interest payments on Intercompany Indebtedness.

      21    Amendment to Section 8.14.  Section 8.14 of the Existing Credit
Agreement is hereby amended in its entirety to read as follows:

            8.14  OPERATING LEASE OBLIGATIONS.

            The Borrower will not, nor will it permit any of its Subsidiaries to, enter into, assume or permit to exist any obligations for the payment of rental under Operating Leases which in the aggregate for all such Persons would exceed $10,000,000 in any fiscal year.

      22    Addition to Section 10.  A new Section 10.10 is added to Section
10 of the Existing Credit Agreement to read as follows:

            10.10 Treatment of Liquidity Facility in Bankruptcy. So long as any amounts remain outstanding in respect of the Liquidity Facility, no Lender shall offer or make available to any Credit Party, or participate in, any loan, credit facility, financial accommodation or other Indebtedness proposed to be provided as a debtor-in-possession financing pursuant to 11 U.S.C. Section 364 in connection with a proceeding under the Bankruptcy Code (a "DIP Financing"), unless the Liquidity Facility shall (unless not approved by the Bankruptcy Court) be added to, and included as part of, such DIP Financing (on a ratable basis as if such loans were a single loan, pari passu in all respects with all other extensions of credit under such DIP Financing).

      23    Termination of the Foreign Currency Commitment.  The Borrower
agrees and acknowledges that the Foreign Currency Commitments have been terminated.

      24    Amendment to Schedule 2.1(a).  All references in the Existing
Credit Agreement to "Schedule 2.1(a)" are hereby deemed to refer to the "Schedule 2.1(a)" attached hereto as Annex A.

      25    Addition of Schedule 2.7(e).  All references in the Amended
Credit Agreement to "Schedule 2.7(e)" are hereby deemed to refer to the "Schedule 2.7(e)" attached hereto as Exhibit A.

                                   PART III
                          CONDITIONS TO EFFECTIVENESS

      1     Amendment No. 7 Effective Date.  This Amendment shall be and become effective as of the date hereof (the "Amendment No. 7 Effective Date") when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 7."

      2     Execution of Counterparts of Amendment.  The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the

Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Lenders.

      3     Execution of Liquidity Notes.  The Agent shall have received the
Liquidity Notes in the form attached hereto as Exhibit A, each duly executed on behalf of the Borrower and payable to the order of each Lender.

      4     Officer's Certificate.  The Agent shall have received a
certificate executed by the chief financial officer of the Borrower as of the Amendment No. 7 Effective Date stating that, immediately after giving effect to this Amendment and the transactions contemplated hereby, (i) each of the Credit Parties is Solvent, (ii) no Default or Event of Default exists and
(iii) the representations and warranties set forth in the Existing Credit Agreement are true and correct in all material respects.

      5     Execution of Warrant Agreement.  The Agent shall have received a
Warrant Agreement for the purchase of warrants for 1,000,000 shares of common stock of the Borrower for the benefit of the Lenders pro rata, in the form attached hereto as Exhibit B, the warrants issued pursuant thereto, and all other documents, agreements and instruments related thereto, duly executed on behalf of the Borrower.

      6     Auditors' Opinion.  The Agent shall have received an opinion of
PricewaterhouseCoopers, accountants for the Credit Parties, with respect to the fiscal year 1998 audited consolidated financial statements of the Borrower, which shall not be limited as to the scope of the audit or qualified as to the status of the Borrower and its Subsidiaries as a going concern, in form and substance reasonably satisfactory to the Agent.

      7     Legal Opinion.  The Agent shall have received a legal opinion of
McGuire, Woods, Battle & Boothe, counsel for the Credit Parties in form and substance reasonably satisfactory to the Agent.

      8     Material Adverse Change.  Except as otherwise previously
disclosed in writing to the Lenders, no material adverse change shall have occurred since December 29, 1996 in the condition (financial or otherwise), business or management of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

      9     Fees and Expenses. All out-of-pocket fees and expenses of Agent or any Lender in connection with the Credit Documents, including this Amendment, including legal and other professional fees and expenses incurred on or prior to the date of this Amendment, including, without limitation, the fees and expenses of Winstead Sechrest & Minick PC, shall have been paid.

      10    Other Items.  The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.

                                   PART IV

                         ADDITIONAL EVENTS OF DEFAULT

      The Borrower will deliver, or cause to be delivered, each of the following items within the time period indicated and if any of such items is not delivered to the Agent on or before its due date, such failure will constitute an Event of Default:

            (a) Canadian Note. Within 45 days after the Amendment No. 7 Effective Date, (i) an original promissory note in the original principal amount of not less than $14,000,000, executed by Genicom Canada Inc. and payable to the order of the Borrower (the "Canadian Note"); provided however, (1) the Canadian Note shall contain such terms and conditions satisfactory to the Agent in its sole discretion,
      (2) the Canadian Note shall be endorsed in favor of the Agent for the benefit of the Lenders, and the Borrower shall take any other action as is necessary, in the Agent's sole discretion, to perfect the Agent's security interest in the Canadian Note, and (3) the Canadian Note shall be secured by a first priority perfected security interest in all personal property of Genicom Canada Inc., evidence of which shall be in form and substance satisfactory to the Agent in its sole discretion, and (ii) all other documents, instruments and agreements related thereto, each in form and substance satisfactory to the Agent in its sole discretion.

            (b) Netherlands Security Agreement. Within 90 days after the Amendment No. 7 Effective Date, a Security Agreement duly executed by each Domestic Subsidiary of the Borrower which owns any personal property in the Netherlands (the "New Company") and all other documents, agreements and instruments as are necessary, in the Agent's sole discretion, to perfect the Agent's security interest in all of the personal property of the New Company.

            (c) Pledge Agreement; Pledged Shares. Within 60 days after the Amendment No. 7 Effective Date, (i) a Pledge Agreement duly executed by Genicom International Holdings Corporation, ("GIHC") pursuant to which GIHC shall pledge 65% of all of the issued and outstanding shares of capital stock of the Foreign Subsidiaries of GIHC (the "GIHC Pledged Shares"), and (ii) original stock certificates of the GIHC Pledged Shares, along with stock powers executed in blank.

            (d) UCC-1 Financing Statements Within 90 days after the Amendment No. 7 Effective Date, (i) duly executed UCC financing statements for each appropriate jurisdiction as is necessary, in the Agent's sole discretion, to perfect the Agent's security interest in the Collateral, and (ii) applicable filings or other documents evidencing the security interest of the Agent, for the benefit of itself and the Lenders, in the personal property of the New Company.

            (e) Joinder Agreement. A Joinder Agreement duly executed by the New Company within 90 days after the Amendment No. 7 Effective Date.

            (f)   Legal Opinion.  (i) Within 90 days after the Amendment No.
      7 Effective Date, a legal opinion of McGuire, Woods, Battle & Boothe, counsel for the Credit Parties with respect to the New Company, in form and substance reasonably satisfactory to the Agent, (ii) within 45 days after the Amendment No. 7 Effective Date, a legal opinion of Canadian legal counsel to Borrower, addressed to the Borrower and the Agent with respect to Genicom Canada Inc. and the security interest granted to the Borrower, in form and substance reasonably satisfactory to the Agent, and (iii) within 90 days after the Amendment No. 7 Effective Date, a legal opinion of the Netherlands legal counsel to Borrower with respect to the New Company and the security interest granted to the Agent for the benefit of the Lenders, such opinion to be addressed to the Agents and the Lenders, in form and substance reasonably satisfactory to the Agent.

                                    PART V
                                 MISCELLANEOUS

      1     Representations and Warranties.  Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Amended Credit Agreement or any of the other Credit Documents which has not been waived and
(b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

      2     Releases.  In consideration of Lenders' agreements herein and certain other good and valuable consideration, the Borrower and each Guarantor hereby expressly acknowledge and agree that none of them has any setoffs, counterclaims, adjustments, recoupments, defenses, claims or actions of any character, whether contingent, non-contingent, liquidated, unliquidated, fixed, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, known or unknown, against any Lender or the Agent or any grounds or cause for reduction, modification or subordination of the obligations of Borrower or any Guarantor under the Credit Documents or any liens or security interests of any Lender or the Agent in each case which arose on or prior to the date hereof. To the extent Borrower or any Guarantor may possess any such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds or causes, each of the Borrower and Guarantors hereby waives, and hereby releases each Lender and Agent from, any and all of such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds and causes, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted counsel with respect thereto.

      3     Cross-References.  References in this Amendment to any Part are, unless otherwise specified, to such Part of this Amendment.

      4     Instrument Pursuant to Existing Credit Agreement.  This Amendment
is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

      5     References in Other Credit Documents.  At such time as this
Amendment No. 7 shall become effective pursuant to the terms of Part III, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 7.

      6     Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Facsimile signatures shall be effective for all purposes regardless of whether the Agent receives an originally executed copy of this Amendment.

      7     Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT
MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

      8     Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                 [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

                                    BORROWER:

                                    GENICOM CORPORATION


                                    By  /s/  James Gale
                                      -----------------------------------------
                                    Title:  Senior Vice President


                                    GUARANTORS:

                                    GENICOM INTERNATIONAL HOLDINGS
                                    CORPORATION


                                    By  /s/  James Gale
                                      -----------------------------------------
                                    Title:  President


                                    GENICOM INTERNATIONAL SALES
                                    CORPORATION


                                    By  /s/  James Gale
                                      -----------------------------------------
                                    Title:  President


                                    RASTEK CORPORATION


                                    By  /s/  James Gale
                                      -----------------------------------------
                                    Title:  President and Treasurer


                                    ENTERPRISING SERVICE SOLUTIONS
                                    CORPORATION


                                    By  /s/  James Gale
                                      -----------------------------------------
                                    Title:  Vice President

PRINTER SYSTEMS CORPORATION


By  /s/  James Gale
-----------------------------------------
Title:  Vice President


THE PRINTER CONNECTION, INC.


By  /s/  James Gale
-----------------------------------------
Title:  Vice President


PRINTER SYSTEMS INTERNATIONAL, LTD.


By  /s/  James Gale
-----------------------------------------
Title:  Vice President



LENDERS:

NATIONSBANK, N.A. (formerly NationsBank
of Texas, N.A.), individually as a Leader and in its capacity as Agent


By  /s/  Jay T. Wampler
-----------------------------------------
Title:  Senior Vice President

                             BANK AUSTRIA CREDITANSTALT
                             CORPORATE FINANCE, INC.
                             (as successor in interest to
                             CREDITANSTALT CORPORATE FINANCE, INC.)


                             By  /s/  Andrew J. Russell
                             -----------------------------------------
                             Title:  Vice President


                             By  /s/  Jane Orndahl
                             -----------------------------------------
                             Title:      Vice President

                             EATON VANCE INSTITUTIONAL
                             SENIOR LOAN FUND
                             By:   Eaton Vance Management, as
                                   Investment Advisor


                             By  /s/  Scott H. Page
                             -----------------------------------------
                             Title:  Vice President


                             CRESTAR BANK


                             By  /s/  Jo M. Stewart
                             -----------------------------------------
                             Title:  Senior Vice President

                             THE RIGGS NATIONAL BANK OF
                             WASHINGTON, D.C.


                             By  /s/  Alfred J. Serafino
                             -----------------------------------------
                             Title:  Executive Vice President


                             FLOATING RATE PORTFOLIO
                             By:   Invesco Senior Secured Management,
                             Inc., as
                                   attorney-in-fact


                             By  /s/  Anne M. McCarthy
                             -----------------------------------------

Title:  Authorized Signatory

KZH III LLC


By  /s/  Dennis Kildea
-----------------------------------------
Title:   Authorized Agent



TORONTO DOMINION (TEXAS), INC.


By  /s/  Sonja R. Jordan
-----------------------------------------
Title:  Vice President


SENIOR DEBT PORTFOLIO
By:  Boston Management and Research,
        as Investment Advisor


By  /s/  Scott H. Page
-----------------------------------------
Title:  Vice President


CERES FINANCE LTD.


By  /s/  John H. Cullihane
-----------------------------------------
Title:  Director


AERIES FINANCE LTD.


By  /s/  Andrew Ian Wignall
-----------------------------------------
Title:  Director


BANK OF SCOTLAND

                            By  /s/  Janet Taffe
                            -----------------------------------------
                            Title:  Assistant Vice President


                            NATIONAL CITY BANK OF KENTUCKY


                            By  s/s  Jerrol Z. Miles
                            -----------------------------------------
                            Title:  Senior Vice President

                                ANNEX A

              SCHEDULE 2.1(a) TO AMENDED CREDIT AGREEMENT

                                [See Attached]

                                                                                                 Tranche
                                                         Revolving           Tranche             A Term             Tranche
                                     Revolving           Commitment           A Term              Loan               B Term
 NAME AND ADDRESS OF LENDERS        Commitment           Percentage            Loan            Commitment             Loan
                                                                            Commitment         Percentage          Commitment
---------------------------------------------------------------------------------------------------------------------------------
NationsBank, N.A.
901 Main Street, 66th Floor
Dallas, Texas 75202                  $13,177,791.77      21.254502855%        $841,386.00        7.478986667%              $0.00
Attn:  Jay T. Wampler
Facsimile No.:  (214) 508-3533
---------------------------------------------------------------------------------------------------------------------------------

Bank Austria Creditanstalt
Corporate Finance, Inc.
Two Greenwich Plaza                  $10,438,775.26      16.836734290%      $2,410,714.50       21.428573333%              $0.00
Greenwich, Connecticut 06830
Attn:  Jane Orndahl
Facsimile No.:  (203) 861-6413
---------------------------------------------------------------------------------------------------------------------------------

Crestar Bank
1445 New York Avenue, N.W.,
3rd Floor                            $10,438,775.26      16.836734290%      $2,410,714.50       21.428573333%              $0.00
Washington, D.C. 20005
Attn:  C.B. "Joe" Bohannon
Facsimile No.:  (202) 879-6690
---------------------------------------------------------------------------------------------------------------------------------

The Riggs National Bank of
Washington, D.C.
808 17th Street N.W.                 $10,438,775.26      16.836734290%      $2,410,714.50       21.428573333%              $0.00
Washington, D.C. 20006
Attn:  J. Jordan O'Neill
Facsimile No.:  (202) 835-5977
---------------------------------------------------------------------------------------------------------------------------------

National City Bank of Kentucky
101 S. 5th Street
Louisville, Kentucky 40202            $8,752,941.23      14.117647145%      $1,588,235.25       14.117646667%              $0.00
Attn:  Jerrol Z. Miles
Facsimile No.:  (502) 581-5203
---------------------------------------------------------------------------------------------------------------------------------

Bank of Scotland
111 Riverside Avenue,
Suite 230                             $8,752,941.23      14.117647145%      $1,588,235.25       14.117646667%              $0.00
Haskell Building
Jacksonville, Florida 32202
Attn:  Hugh Van Seaton
---------------------------------------------------------------------------------------------------------------------------------

                                      Tranche B
                                      Term Loan                               Liquidity
                                      Commitment          Liquidity              Loan
 NAME AND ADDRESS OF LENDERS          Percentage             Loan             Commitment
                                                          Commitment          Percentage
----------------------------------------------------------------------------------------------
NationsBank, N.A.
901 Main Street, 66th Floor
Dallas, Texas 75202                              0 %      $1,251,712.30        12.517123010%
Attn:  Jay T. Wampler
Facsimile No.:  (214) 508-3533
----------------------------------------------------------------------------------------------

Bank Austria Creditanstalt
Corporate Finance, Inc.
Two Greenwich Plaza                              0 %      $1,147,275.87        11.472758712%
Greenwich, Connecticut 06830
Attn:  Jane Orndahl
Facsimile No.:  (203) 861-6413
----------------------------------------------------------------------------------------------

Crestar Bank
1445 New York Avenue, N.W.,
3rd Floor                                        0 %      $1,147,275.87        11.472758712%
Washington, D.C. 20005
Attn:  C.B. "Joe" Bohannon
Facsimile No.:  (202) 879-6690
----------------------------------------------------------------------------------------------

The Riggs National Bank of
Washington, D.C.
808 17th Street N.W.                             0 %      $1,147,275.87        11.472758712%
Washington, D.C. 20006
Attn:  J. Jordan O'Neill
Facsimile No.:  (202) 835-5977
----------------------------------------------------------------------------------------------

National City Bank of Kentucky
101 S. 5th Street
Louisville, Kentucky 40202                       0 %        $923,319.33         9.233193284%
Attn:  Jerrol Z. Miles
Facsimile No.:  (502) 581-5203
----------------------------------------------------------------------------------------------

Bank of Scotland
111 Riverside Avenue,
Suite 230                                        0 %        $923,319.33         9.233193284%
Haskell Building
Jacksonville, Florida 32202
Attn:  Hugh Van Seaton
----------------------------------------------------------------------------------------------

                                                                                                 Tranche
                                                         Revolving           Tranche             A Term             Tranche
                                     Revolving           Commitment           A Term              Loan               B Term
 NAME AND ADDRESS OF LENDERS        Commitment           Percentage            Loan            Commitment             Loan
                                                                            Commitment         Percentage          Commitment
---------------------------------------------------------------------------------------------------------------------------------
Facsimile No.:  (904) 353-7833
---------------------------------------------------------------------------------------------------------------------------------

Floating Rate Portfolio
c/o INVESCO Senior Secured
Management, Inc.                              $0.00                0 %              $0.00                 0 %      $4,843,750.00
1166 Avenue of the Americas
New York, New York 10036-2789
Attn:  Anne McCarthy
Facsimile No.:  (212) 278-9619
---------------------------------------------------------------------------------------------------------------------------------

Aeries Finance Ltd.
c/o Stanfield Capital Partners
330 Madison Ave., 27th Floor                  $0.00                0 %              $0.00                 0 %      $4,843,750.00
New York, New York 10017
Attn:  Timothy Daileader
Facsimile No.:  (212) 284-4320
---------------------------------------------------------------------------------------------------------------------------------

Ceres Finance Ltd.
c/o Stanfield Capital Partners
330 Madison Ave., 27th Floor                  $0.00                0 %              $0.00                 0 %      $4,843,750.00
New York, New York 10017
Attn:  Timothy Daileader
Facsimile No.:  (212) 284-4320
---------------------------------------------------------------------------------------------------------------------------------

KZH III LLC
c/o Stanfield Capital Partners
330 Madison Ave., 27th Floor                  $0.00                0 %              $0.00                 0 %      $4,843,750.00
New York, New York 10017
Attn:  Timothy Daileader
Facsimile No.:  (212) 284-4320
---------------------------------------------------------------------------------------------------------------------------------

Toronto Dominion (Texas), Inc.
909 Fannin Street, Suite 1700
Houston, Texas 77010                          $0.00                0 %              $0.00                 0 %      $4,843,750.00
Attn:  David G. Parker
Facsimile No.:  (713) 652-0914
---------------------------------------------------------------------------------------------------------------------------------

Senior Debt Portfolio
c/o Eaton Vance Management
24 Federal Street, 6th Floor                  $0.00                0 %              $0.00                 0 %     $13,078,125.00
---------------------------------------------------------------------------------------------------------------------------------

                                      Tranche B
                                      Term Loan                               Liquidity
                                      Commitment          Liquidity              Loan
 NAME AND ADDRESS OF LENDERS          Percentage             Loan             Commitment
                                                          Commitment          Percentage
----------------------------------------------------------------------------------------------
Facsimile No.:  (904) 353-7833
----------------------------------------------------------------------------------------------

Floating Rate Portfolio
c/o INVESCO Senior Secured
Management, Inc.                       12.500000000%        $432,477.68         4.324776786%
1166 Avenue of the Americas
New York, New York 10036-2789
Attn:  Anne McCarthy
Facsimile No.:  (212) 278-9619
----------------------------------------------------------------------------------------------

Aeries Finance Ltd.
c/o Stanfield Capital Partners
330 Madison Ave., 27th Floor           12.500000000%                 $0                   0%
New York, New York 10017
Attn:  Timothy Daileader
Facsimile No.:  (212) 284-4320
----------------------------------------------------------------------------------------------

Ceres Finance Ltd.
c/o Stanfield Capital Partners
330 Madison Ave., 27th Floor           12.500000000%                 $0                   0%
New York, New York 10017
Attn:  Timothy Daileader
Facsimile No.:  (212) 284-4320
----------------------------------------------------------------------------------------------

KZH III LLC
c/o Stanfield Capital Partners
330 Madison Ave., 27th Floor           12.500000000%      $1,297,433.04        12.974330358%
New York, New York 10017
Attn:  Timothy Daileader
Facsimile No.:  (212) 284-4320
----------------------------------------------------------------------------------------------

Toronto Dominion (Texas), Inc.
909 Fannin Street, Suite 1700
Houston, Texas 77010                   12.500000000%        $432,477.68         4.324776786%
Attn:  David G. Parker
Facsimile No.:  (713) 652-0914
----------------------------------------------------------------------------------------------

Senior Debt Portfolio
c/o Eaton Vance Management
24 Federal Street, 6th Floor           33.750000000%      $1,167,689.73        11.676897321%
----------------------------------------------------------------------------------------------

                                                                                                 Tranche
                                                         Revolving           Tranche             A Term             Tranche
                                     Revolving           Commitment           A Term              Loan               B Term
 NAME AND ADDRESS OF LENDERS        Commitment           Percentage            Loan            Commitment             Loan
                                                                            Commitment         Percentage          Commitment
---------------------------------------------------------------------------------------------------------------------------------

Boston, Massachusetts 02110
Attn:  Prime Rate Reserves
       Craig P. Russ
Facsimile No.:  (617) 695-9594
---------------------------------------------------------------------------------------------------------------------------------

Eaton Vance Institutional
Senior Loan Fund
c/o Eaton Vance Management                    $0.00                0 %              $0.00                 0 %      $1,453,125.00
24 Federal Street, 6th Floor
Boston, Massachusetts 02110
Attn:  Prime Rate Reserves
       Craig P. Russ
Facsimile No.:  (617) 695-9594
---------------------------------------------------------------------------------------------------------------------------------

TOTAL                                $62,000,000.00            100.00%     $11,250,000.00             100.00%     $38,750,000.00

---------------------------------------------------------------------------------------------------------------------------------

                                      Tranche B
                                      Term Loan                               Liquidity
                                      Commitment          Liquidity              Loan
 NAME AND ADDRESS OF LENDERS          Percentage             Loan             Commitment
                                                          Commitment          Percentage
----------------------------------------------------------------------------------------------
Boston, Massachusetts 02110
Attn:  Prime Rate Reserves
       Craig P. Russ
Facsimile No.:  (617) 695-9594
----------------------------------------------------------------------------------------------

Eaton Vance Institutional
Senior Loan Fund
c/o Eaton Vance Management              3.750000000%        $129,743.30         1.297433036%
24 Federal Street, 6th Floor
Boston, Massachusetts 02110
Attn:  Prime Rate Reserves
       Craig P. Russ
Facsimile No.:  (617) 695-9594
----------------------------------------------------------------------------------------------

TOTAL                                        100.00%     $10,000,000.00              100.00%
----------------------------------------------------------------------------------------------

                                   EXHIBIT A

                             Form of Liquidity Note

                                 [See Attached]

                                    EXHIBIT B

                            Form of Warrant Agreement

                                 [See Attached]

                                LIQUIDITY NOTE


$________________                                                April 2, 1999


      FOR VALUE RECEIVED, GENICOM CORPORATION, a Delaware corporation (the "Borrower"), hereby, promises to pay to the order of _____________________________, its successors and registered assigns (the "Lender"), at the office of NationsBank of Texas, N.A., as Agent (the "Agent"), at 901 Main Street, Dallas, Texas 75202 (or at such other place or places as the holder hereof may designate), at the times set forth in the Amended and Restated Credit Agreement dated as of September 5, 1997 among the Borrower, the Lenders and the Agent (as it has been or may be amended, modified, extended or restated from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Maturity Date, in Dollars and in immediately available funds, the principal amount of ______________________________________ DOLLARS ($____________) or , if less than such principal amount, the aggregate unpaid principal amount of all Liquidity Loans made by the Lender to the Borrower pursuant to the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates selected in accordance with Section 2.7(d) of the Credit Agreement.

      Upon the occurrence and during the continuance of an Event of Default the balance outstanding hereunder shall bear interest as provided in Section
3.1 of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

      In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

      All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on Schedule A attached hereto and incorporated herein by reference, or on a continuation thereof which shall be attached hereto and made a part hereof; provided, however, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Note.

      This Note and the Loans evidenced may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.3(c) of the Credit Agreement.

      IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                                    GENICOM CORPORATION



                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                               SCHEDULE A TO THE
                                LIQUIDITY NOTE
                                      OF

                          --------------------------
                              DATED APRIL 2, 1999


                                                                UNPAID      NAME OF
                TYPE                                           PRINCIPAL    PERSON
                 OF      INTEREST          PAYMENTS             BALANCE     MAKING
    DATE        LOAN      PERIOD      PRINCIPAL   INTEREST      OF NOTE    NOTATION
    ----        ----     --------     ---------   ---------    ---------   ---------


                               WARRANT AGREEMENT

                                    BETWEEN

                              GENICOM CORPORATION

                                      AND

                              THE WARRANTHOLDERS

                   -----------------------------------------

                           DATED AS OF APRIL 2, 1999

                               WARRANT AGREEMENT

      WARRANT AGREEMENT (the "Agreement") dated as of April 2, 1999, between Genicom Corporation, a Delaware corporation (the Company"), and each of the Persons listed on the signature pages hereto (the "Warrantholders").

                                   RECITALS:

      The Company proposes to issue and deliver its warrant certificates (the "Warrant Certificates") to the Warrantholders evidencing Warrants to purchase up to an aggregate of 1,000,000 shares, subject to adjustment as provided herein, of its Common Stock, in the percentage as to each Warrantholder set forth on
Schedule I attached hereto. Each such Warrant will entitle the registered owner thereof to purchase one Stock Unit, subject to adjustment as provided herein.

      In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the record holders of the Warrants, the Company and each of the Warrantholders hereby agrees as follows:

1.    DEFINITIONS.

      As used in this Agreement, the following terms shall have the following meanings:

      Additional Shares of Common Stock: All shares of Common Stock issued by the Company after the date of this Agreement other than Underlying Common Stock and Common Stock issued by the Company under or pursuant to any Company Plan.

      Affiliate: Of any Person, any person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      Agent:  The meaning as set forth in the Credit Agreement.

      Business Day: Any day excluding Saturday, Sunday and any day on which the principal market through or exchange on which the Common Stock is traded is closed.

      Call Option: The Company's option to purchase the Warrants as described in Section 8 hereof.

      Commitments:  The meaning as set forth in the Credit Agreement.

      Common Stock: The Common Stock, par value $0.01 per share, of the Company and any other capital stock of the Company into which such Common Stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution of, such Common Stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

      Company: Genicom Corporation, a Delaware corporation, and its successors and assigns.

      Company Plan: Any of the following plans as currently written on the date hereof, without any amendments thereto and without any increase in the grants of options to acquire Common Stock: (i) Genicom Corporation Stock Option Plan as amended and restated February 7, 1991 and further amended December 17, 1996,
(ii) the Genicom Corporation 1997 Stock Option Plan, (iii) the Genicom Corporation 1998 Non-Employee Directors Stock Option Plan, (iv) the Genicom Corporation 1998 Employee Ownership Participation Plan and (v) individual options to acquire a total of 20,000 shares of Common Stock granted prior to the date hereof to certain directors of the Company outside of such plans; provided, however, that the Genicom 1997 Stock Option Plan may be amended to provide for the grant of options to acquire an additional 600,000 shares of Common Stock.

      Convertible Securities: Evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

      Credit Agreement: That certain Amended and Restated Credit Agreement dated as of September 5, 1997, by and among the Company, the Guarantors, the Lenders and NationsBank, N.A., successor by merger to NationsBank of Texas, N.A., as Agent, as amended by (i) that First Amendment to Amended and Restated Credit Agreement dated as of October 31, 1997, (ii) that Second Amendment to Amended and Restated Credit Agreement dated as of March 12, 1998; (iii) that letter agreement dated May 5, 1998, (iv) that Fourth Amendment to Amended and Restated Credit Agreement and Waiver dated as of July 2, 1998, (v) that Fifth Amendment to Amended and Restated Credit Agreement dated as of October 30, 1998, (vi) that Sixth Amendment to Amended and Restated Credit Agreement dated as of February 11, 1999, and (vii) that Seventh Amendment to Amended and Restated Credit Agreement of even date herewith, as the same may be amended, restated or modified from time to time.

      Credit Documents:  The meaning as set forth in the Credit Agreement.

      Current Market Price: Per share of Common Stock, on any date herein specified, shall be deemed to be (i) the average of the daily market prices (determined as set forth in the next sentence), if any, for 20 consecutive Business Days commencing 35 Business Days before such date; or (ii) in the event that there is not a public market in the Common Stock and a Majority of Holders shall, at their option, request such appraisal, the appraised value thereof as determined by an investment banking firm selected by the Company and acceptable to such Holders. The market price for each such Business Day shall be (a) the average of the last sale prices on such day on all domestic stock exchanges on which the Common Stock may then be listed; or (b) if no sales take place on such day on any such exchange, the average of the closing bid and asked prices on such as officially quoted on such exchanges; or (c) if the Common Stock is not then listed or admitted to trading on any domestic stock exchange, the average of the reported bid and asked prices on such day as reported by the Nasdaq National Market or if not traded on the Nasdaq National Market, in the over-the-counter market, as furnished by the National Quotation Bureau, Inc. or, if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business and selected by the Company or, if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company.

      Current Warrant Price: Per share of Common Stock, at any date herein specified, the amount equal to the quotient resulting from dividing the applicable purchase price per Stock Unit provided for in this Agreement, as in effect on such date, by the number of shares (including any fractional share) of Common Stock comprising a Stock Unit on such date, but in no event shall the Current Warrant Price be less than the par value of the Common Stock.

      Exchange Act:  The Securities Exchange Act of 1934, as amended.

      Expiration Date: The earlier of (a) March 31, 2010 or (b) ten (10) years after the Obligations are paid in full and the Commitments terminated.

      Guarantors:  The meaning as set forth in the Credit Agreement.

      Holders:  From time to time, the registered holders of the Warrants.

      Initial Holders:  The Holders of the Warrants as of the date hereof.

      Issuing Lender:  The meaning as set forth in the Credit Agreement.

      Lenders:  The meaning as set forth in the Credit Agreement.

      Liquidity Facility: $10,000,000 Liquidity Loans from Lenders to the Company maturing on the Maturity Date.

      Liquidity Loans:  The meaning as set forth in the Credit Agreement.

      Majority of Holders: Holders of Warrants representing at least 50.1% in the aggregate of the Underlying Common Stock.

      Maturity Date:  The meaning as set forth in the Credit Agreement.

      New Common Stock:  Shares of Common Stock newly issued by the Company.

      Notes:  The meaning as set forth in the Credit Agreement.
      Obligations: (i) All of the obligations of the Company to the Lenders (including the Issuing Lender and the Swingline Lender) and the Agent, whenever arising, under the Credit Agreement, the Notes or any of the other Credit Documents and (ii) all liabilities and obligations, whenever arising, owing from the Company to any Lender or any affiliate of a Lender arising under interest rate protection agreements, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements.

      Other Securities: Any stock and other securities of the Company (other than the Common Stock) or of any other Person that the Holder of a Warrant shall become entitled to receive upon exercise of a Warrant.

      Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      SEC: The U.S. Securities and Exchange Commission, or any successor agency.

      Seventh Amendment Effective Date: The meaning as set forth in the Credit Agreement for the following term: "Amendment No. 7 Effective Date".

      Stockholders:  The holders of all outstanding shares of Common Stock.

      Stock Unit: Shall mean with respect to the Warrants, one share of Common Stock, as such stock was constituted on the date hereof, and thereafter shall mean such number of shares (including any fractional share) of such stock as shall result from the adjustments specified in Section 5 hereof.

      Swingline Lender:  The meaning as set forth in the Credit Agreement.

      Underlying Common Stock: The shares of Common Stock issuable or issued upon the exercise of the Warrants.

      Vesting Date: The earlier of (a) March 31, 2000 or (b) ten (10) days after the Obligations are paid in full and the Commitments terminated.

      Warrant Certificates: The meaning set forth in the preamble to this Agreement.

      Warrants: Those certain Warrants to purchase initially up to an aggregate of 1,000,000 shares of Common Stock, subject to adjustment, substantially in the form of Exhibit A attached hereto.

2.    ORIGINAL ISSUE OF WARRANTS.

      2.1 Form of Warrant Certificates. The Warrant Certificates representing Warrants shall be in registered form only and substantially in the forms attached hereto as Exhibit A, shall be dated the date on which signed by the Company and may have such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on or market through which the Warrants may be listed or traded, or to conform to usage, including, without limitation, the following legend:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED TO THE REGISTERED OWNER IN RELIANCE UPON WRITTEN REPRESENTATION THAT THESE SECURITIES HAVE BEEN TAKEN FOR INVESTMENT. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SHALL HAVE BEEN RECEIVED BY THE COMPANY TO THE EFFECT THAT SUCH SALE, TRANSFER OR ASSIGNMENT WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, AND OTHER APPLICABLE STATE SECURITIES LAWS.

      Pending the preparation of definitive Warrant Certificates, temporary Warrant Certificates may be issued, which may be printed, lithographed, typewritten, mimeographed or otherwise produced, and which will be substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued.

      If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates to the Company, without charge to the Holder. Until so exchanged, the temporary Warrant Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Warrant Certificates.

      2.2 Execution and Delivery of Warrant Certificates. Warrant Certificates evidencing Warrants to purchase initially an aggregate of up to 1,000,000 shares of New Common Stock shall be executed, on the date of this Agreement, by the Company, and the Company shall thereupon deliver such Warrant Certificates to the respective Persons entitled thereto. The Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer or President or by any of its Vice Presidents, either manually or by facsimile signature printed thereon. In case any officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer of the Company before issue and delivery thereof, such Warrant Certificates may, nevertheless, be issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company.

3.    EXERCISE PRICE; EXERCISE OF WARRANTS GENERALLY.

      3.1 Exercise Price. Each Warrant Certificate shall entitle the Holder thereof, subject to the provisions of this Agreement, to receive one Stock Unit for each Warrant represented thereby at the price of $1.9375 per Stock Unit (the "Exercise Price").

      3.2 Exercise of Warrants. Subject to the terms and conditions set forth herein, the Warrants shall be exercisable at any time or from time to time commencing on the Vesting Date and ending on the Expiration Date.

      3.3 Expiration of Warrants. The Warrants shall terminate and become void as of the close of business on the Expiration Date.

      3.4 Method of Exercise. In order to exercise a Warrant or to sell a Warrant to the Company, the Holder thereof must surrender the Warrant Certificate evidencing such Warrant to the Company, with one of the forms on the reverse of or attached to the Warrant Certificate duly executed.

      If fewer than all the Warrants represented by a Warrant Certificate are surrendered, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants that were not surrendered shall be executed by the Company. The Company shall sign the new Warrant Certificate, register it in such name or names as may be directed in writing by the Holder and deliver the new Warrant Certificate to the Person or Persons entitled to receive the same.

      Upon surrender of a Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer to the Holder of such Warrant Certificate appropriate evidence of ownership of any shares of Underlying Common Stock, or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 5.3 hereof.

4.    DISSOLUTION, LIQUIDATION OR WINDING UP.

      If, prior to the Expiration Date, the Company or any other Person shall propose a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, the Company shall give written notice thereof to the Holders of Warrants, at the earliest practicable time, but in no event less than 30 days prior to the date on which such transaction is expected to become effective or, if earlier, the record date for such transaction.

5.    ADJUSTMENTS AND DISTRIBUTIONS WITH RESPECT TO THE WARRANTS.

      5.1 Antidilution Provisions. The Exercise Price and the number of shares of New Common Stock constituting a Stock Unit shall be subject to adjustment from time to time as set forth below:

            (a) Adjustment For Stock Dividends, Subdivisions and Combinations. If at any time, or from time to time after the date hereof, the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for determination of Stockholders eligible to receive same) shall have become entitled to receive, without payment therefor:

                  (i) other or additional stock or other securities or property
            (other than cash) by way of dividends; or

                  (ii) other or additional stock or other securities or property by way of stock split, spin-off, split-up, recapitalization, reclassification, combination of shares, or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) or Convertible Securities or any rights or options to acquire any of the foregoing, adjustments in respect of which are provided for in paragraph (d) of this Section 5, then in each such case the holder of this Warrant, upon the exercise hereof, shall be entitled to receive the amount of stock and other securities and property which such Holder would hold on the date of such exercise if on the date of this Warrant (the "Original Issue Date") it had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all other or additional stock and other securities and properties receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by subparagraphs (c) and (d) of this Section 5.

            (b) Adjustment For Cash Dividends or Distributions. If at any time, or from time to time, after the date hereof, the Holders of the Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for determination of Stockholders eligible to receive same) shall have become entitled to receive, any cash paid or payable (including, without limitation, by way of dividends) then, in each such case, the Current Warrant Price of each Warrant shall be reduced by an amount equal to the amount of cash each Holder would receive or would be entitled to receive if such Warrant had been exercised immediately prior to the date of such cash distribution (or immediately prior to the record date fixed for determination of Stockholders eligible to receive the same).

            (c) Adjustment For Reorganization, Consolidation, Merger, etc. In case of any reorganization of the Company (or any other issuer of Other Securities) after the Original Issue Date, or in case, after such date, the Company (or such other issuer) shall transfer all or substantially all of its properties or assets to or consolidate with or merge into any other person (corporate or otherwise), then and in each such case the Holder of this Warrant, upon the exercise hereof, at any time after the consummation of such reorganization, conveyance, consolidation or merger, shall be entitled to receive, in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation, the stock and Other Securities or properties (including cash) to which such Holder would have been entitled upon such consummation, if such Holder had so exercised this Warrant immediately prior thereto, all subject to further adjustments thereafter as provided in subparagraphs (a) and (d); in each such case, the terms of this Warrant shall be applicable to the shares of Common Stock and Other Securities receivable upon the exercise of this Warrant after such consummation, and shall be binding upon the issuer thereof.

            (d) Adjustment For Issue or Sale of Common Stock at Less Than Fair Value.

                  (i) Adjustment of Exercise Price. In the event the Company shall issue or sell any shares of Common Stock or Other Securities for a consideration per share less than the Current Market Price in effect immediately prior to the time of such issue or sale, the Exercise Price shall be reduced by multiplying the then existing Exercise Price by a fraction the numerator of which is (A) the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the applicable Current Market Price immediately prior to such issue or sale plus (y) consideration received by the Company upon such issue or sale, divided by (B) the total number of shares of Common Stock outstanding immediately after such issue or sale, and the denominator of which shall be the Current Market Price immediately prior to such issue or sale. For purposes of this subparagraph, the date as of which the Current Market Price shall be computed shall be the earlier of the date upon which the Company shall either enter into a firm contract for the issuance of such shares, or issue such shares.

                  (ii) Adjustment of Number of Shares Purchasable. Upon any
            adjustment of the Exercise Price as provided in subparagraph (d)(i) above, the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock which shall thereafter constitute a Stock Unit (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  (iii) Issuance of Rights, Options or Warrants. In case at any time the Company shall grant (whether directly or by assumption in a merger or otherwise) or issue any rights to subscribe for or to purchase, or any option for the purchase of, Common Stock or Convertible Securities, whether or not such rights or options or warrants or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or warrants or upon conversion or exchange of such Convertible Securities (determined by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options or warrants, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options or warrants, plus in the case of such rights or options or warrants which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (b) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or warrants or upon the conversion or exchange of all such rights or options or warrants) shall be less than the Current Market Price existing immediately prior to the time of the granting thereof, then the number of shares of Common Stock constituting a Stock Unit and the respective Exercise Price shall be adjusted as provided in subsections (d)(i) and (d)(ii) above, on the basis that the maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange at the maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be outstanding and to have been issued for such price per share. Adjustments of the Exercise Price shall be made upon the actual issue of such Common Stock or, with respect to Convertible Securities, upon exercise of such rights or options or warrants or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities. For purposes of this subparagraph (iii), the date on which the Current Market Price shall be computed shall be the earlier of the date upon which the Company shall either enter into a firm contract for the issuance of such rights or other options, or issue such rights or other options.

                  (iv) Issuance of Convertible Securities. In case the Company shall in any manner issue or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which shares of Common Stock are issuable upon such conversion or exchange shall be less than the Current Market Price existing immediately prior to the time of such issue or sale, then the number of shares of Common Stock constituting a Stock Unit and the respective Exercise Price shall be adjusted as provided in subsections (d)(i) and (d)(ii) above on the basis that the maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date for the determination of the Current Market Price as hereinafter provided) be deemed to be outstanding and to have been issued for such price per share; provided, however (1) no further adjustments of the Exercise Price or the number of shares of Common Stock for which this Warrant is exercisable shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (2) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this
            Section 5, no further adjustment of the Exercise Price or the number of shares of Common Stock for which the Warrant is exercisable shall be made by reason of such issue or sale. The price per share for which shares of Common Stock are issuable upon conversion or exchange shall be determined by dividing (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock, issuable upon the conversion or exchange of all Convertible Securities. For purposes hereof, the date on which the Current Market Price of Common Stock shall be computed shall be the earlier of the date upon which either the Company shall enter into a firm contract for the issuance of such Convertible Securities, or the date such Convertible Securities are actually issued.

            (e) Rights Offerings. In the event the Company shall effect an offering of Common Stock or Other Securities pro rata among its Stockholders, the Holder shall be entitled, at its option, to elect to participate in each and every offering as though this Warrant had been exercised and the Holder were, at the time of any such rights offering, then a holder of that number of shares of Common Stock to which the Holder is then entitled on the exercise hereof.

            (f) Distributions to Holders. In the event the Company shall make any distribution of its assets (other than cash) or any debt securities or any rights, options or warrants to purchase assets (other than cash) or debt securities of the Company, the Holder of each Warrant shall be entitled to receive, at the time of such distribution, such non-cash assets or debt securities as such Holder would have been entitled to receive if such Warrant had been exercised immediately prior to such distribution (or immediately prior to the record date fixed for determination of Stockholders eligible to receive the same).

            (g    Other Provisions Applicable to Adjustments.

                  (i0 Adjustments Not Required. In the event any adjustment of the Exercise Price pursuant to this Section 5 shall result in an adjustment of less than one percent (1%) of the Exercise Price in effect immediately preceding such adjustment, no adjustment shall be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment, subject to the provisions of this subsection (g)(i).

                  (ii0 Determination of Consideration. Any stock dividends or distributions of securities shall be deemed to have been issued or sold without consideration. If any shares of Common Stock, or Convertible Securities or any rights or options to purchase same shall be issued for a consideration other than cash, the amount of the consideration other than cash shall be deemed to be the fair market value on the date of issuance of the securities, as determined in good faith by the board of directors of the Company. Any securities issued in connection with any merger and consolidation in which the Company is a surviving corporation shall be valued at the fair market value thereof on the date of issue, as determined in good faith by the board of directors of the Company. In the event of any merger or consolidation of the Company in which the Company is not the surviving corporation or in the event of the sale of all or substantially all the assets of the Company, stock or other securities of any other corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation, computed on the basis of the actual exchange ratio on which the transaction was predicated, for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation.

                  (iii0 Certificate of Adjustment. Upon any adjustment of the
            Exercise Price or the number of shares of Common Stock constituting a Stock Unit, a certificate signed by the President or any Vice President of the Company setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated, shall be mailed (by certified mail, return receipt requested, postage prepaid) to the Holder specifying the adjusted Exercise Price and the number of shares of Common Stock purchasable on exercise of this Warrant after giving effect of the adjustment of such number of shares pursuant to Section 5 hereof.

            (h Other Action Affecting Common Stock. If at any time or from time to time the Company shall take any action affecting its Common Stock, other than an action described in any of the foregoing subsections (a) through (g) and in this Section 5, then, unless in the opinion of the board of directors of the Company such action will not have a materially adverse effect upon the rights of the Holders of the Warrants, the number of shares of New Common Stock, constituting a Stock Unit, or the purchase price thereof, shall be adjusted in such manner and at such time as the board of directors of the Company may in good faith determine to be equitable in the circumstances.

            (i Certain Adjustment Events. Anything herein to the contrary notwithstanding, the Company agrees not to enter into any transaction that would cause an adjustment of the Current Warrant Price per share to an amount that is less than the par value per share of the Common Stock.

            (j) Anything herein to the contrary notwithstanding, no adjustment in the Exercise Price, the Stock Unit or the number of shares of Common Stock that any Holder may be entitled to purchase hereunder shall be made as a consequence or result of any transaction under or pursuant to a Company Plan.

      5.2 Statement on Warrants. Irrespective of any adjustment in the number or kind of shares issuable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

      5.3 Fractional Interest. The Company may, but shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 5.3, be issuable on the exercise of any Warrant (or specified portion thereof), the Company may, in lieu of issuing fractional shares, at its option, but it shall have no obligation to do so, pay an amount in cash calculated by it to be equal to the then Current Market Value per share of Common Stock multiplied by such fraction computed to the nearest whole cent.

6.    WARRANT TRANSFER BOOKS.

      The Warrant Certificates shall be issued in registered form only. The Company shall cause to be kept a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Warrant Certificates and of transfers or exchanges of Warrant Certificates as herein provided. Such register may be maintained by the Company or any other person selected by the Company at any of the Company's offices or at such other location as the Company may determine.

      At the option of the Holder, Warrant Certificates may be exchanged at such office, upon payment of the charges hereinafter provided. Whenever any Warrant Certificates are so surrendered for exchange, the Company shall execute and deliver the Warrant Certificates that the Holder making the exchange is entitled to receive.

      All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

      Every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder thereof or his attorney duly authorized in writing. Before any disposition is made of any Warrant, or any part thereof, by sale, gift, pledge or otherwise, the Holder thereof shall deliver to the Company written notice describing briefly the manner of such proposed disposition. No such disposition shall be made unless and until (i) the Holder shall have furnished to the Company an opinion of counsel in form and substance satisfactory to the Company to the effect that such proposed disposition does not require registration pursuant to the Securities Act of 1933, as amended, and the Company shall have advised the holder in writing that such opinion of counsel is satisfactory to the Company, or (ii) an appropriate registration statement with respect to the Warrants shall have been declared effective by the SEC. Any attempted transfer of any Warrants without compliance with the foregoing requirement shall be null and void.

      No service charge shall be made for any registration of transfer or exchange of Warrant Certificates. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Warrant Certificates.

      Any Warrant Certificate when duly endorsed in blank shall be deemed negotiable and when a Warrant Certificate shall have been so endorsed, the Holder thereof may be treated by the Company and all other persons dealing therewith as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented thereby, or to the transfer thereof on the register of the Company, any notice to the contrary notwithstanding; but until such transfer on such register, the Company may treat the registered Holder thereof as the owner for all purposes.

7.    WARRANT HOLDERS.

      7.1 Voting Rights. Prior to the exercise of the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights as a stockholder of the Company, including, without limitation, the right to vote, to consent or to exercise any preemptive right, except as may be specifically provided for herein.

      7.2 Right of Action. All rights of action in respect of this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Holder of any other Warrant, may, in such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's right to exercise such Holder's Warrants in the manner provided in this Agreement.

8.    CALL OPTION.

      Notwithstanding anything herein to the contrary, during the ten (10) Business Day period commencing on the repayment of the Obligations and the termination of the Commitments, the Company shall be entitled to purchase all, but not less than all, of the outstanding Warrants from the Holders of the Warrants at the purchase price set forth below (the "Call Option"); provided; however, that the Call Option shall not extend beyond March 31, 2000. In the event that the Company wishes to exercise the Call Option, the Company shall deliver to each Holder notice of the Company's exercise of the Call Option specifying (a) the purchase price at which the Company shall purchase the Warrants and (b) a date, which is not later than thirty (30) days from the date the notice is given for the closing of such purchase. At the closing of such purchase of the Warrants, the Company shall pay to each Holder by wire transfer or certified or official bank check, at each Holder's option, an amount that would provide all of the Holders with an annual rate of return of at least twenty percent (20%) on a notional amount of $10,000,000 from the Seventh Amendment Effective Date until the Obligations are paid in full and all Commitments are terminated, minus interest received by the Holders on the Liquidity Loans.

9.    COVENANTS OF THE COMPANY.

      9.1 Reservation of Stock for Issuance on Exercise of Warrants. The Company covenants that it will at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock solely for the purpose of issuance upon exercise of Warrants as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be so issuable shall, upon such issuance, be duly and validly issued and fully paid and nonassessable.

      9.2 Notices to Holders. If the Company shall propose (a) to pay any dividend payable in stock of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock; (b) to offer to the holders of its Common Stock rights to subscribe for or to purchase any Convertible Securities or Additional Shares of Common Stock, Other Securities or shares of stock of any class or any other securities, rights or options; (c) to effect any reclassification of its Common Stock; (d) to effect any capital reorganization; (e) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all its property, assets or business;
(f) to effect the liquidation, dissolution or winding up of the Company; or

(g) to hold a special meeting of the holders of its Common Stock (a "Stockholders' Meeting"), then in each such case, the Company shall give to each Holder of a Warrant, in accordance with Section 10.5 hereof, a notice of such proposed action. Such notice (i) shall specify the date on which a record is to be taken for the purposes of such stock dividend, distribution or rights or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and (ii) shall set forth such facts as shall be reasonably necessary to indicate the effect of such action on the Common Stock, the number and kind of any other shares of stock that will constitute a Stock Unit and the purchase price or prices thereof after giving effect to any adjustment that will be required as a result of such action. Such notice shall be given, in the case of any action covered by clause (a) or (b) above, at least 30 days prior to the record date for determining holders of the Common Stock for purposes of such action and, in the case of any action covered by clauses (c) through (g), at least 30 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier. The Company will allow each Holder of Warrants to attend any Stockholders' Meeting held during the terms of this Agreement.

      9.3   Reports to Holders.

            (a The Company will supply without cost to each Holder within 15 days after the Company is required to file the same with the SEC, copies of the annual reports and quarterly reports which the Company may be required to file with the SEC pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act.

            (b If the Company is not required to file with the SEC such reports and other information and documents referred to in Section 9.3(a) hereof, the Company shall supply without cost to each Holder of the Warrants (i) within 90 days after the end of each fiscal year, annual reports containing substantially the information required to be contained in Form 10-K promulgated under the Exchange Act, or substantially the same information required to be contained in any successor form, (ii) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, quarterly reports containing substantially the information required to be contained in Form 10-Q promulgated under the Exchange Act, or substantially the same information required to be contained in any successor form, and (iii) promptly from time to time after the occurrence of an event required to be therein reported, such other reports containing information required to be contained in Form 8-K promulgated under the Exchange Act, or substantially the same information required to be contained in any successor form. The Company shall also make such reports available to Holders upon their request.

10.   MISCELLANEOUS.

      10.1 Money and Other Property. Any moneys, securities or other property which at any time shall be held by the Company pursuant to this Agreement shall be set over in trust for the purpose for which such moneys, securities or other property shall have been held; but such moneys, securities or other property need not be segregated from other funds, securities or other property, except to the extent required by law. The Company shall distribute any money held by it for payment and distribution to the Holders by mailing by first-class mail a check in such amount as is appropriate, to each such Holder at the address shown on the Warrant register of the Company, or as it may be otherwise directed in writing by such Holder, upon surrender of such Holder's Warrants or shares of Underlying Common Stock, as the case may be.

      10.2 Payment of Taxes. The Company shall pay all taxes and other governmental charges that may be imposed on the Company or on the Warrants or on any securities deliverable upon exercise of Warrants with respect thereto. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock or other securities underlying the Warrants or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and in case of such transfer, the Company shall not be required to issue any stock certificate or pay any cash until such tax or charge has been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

      10.3 Surrender of Certificates. Any Warrant Certificate surrendered for exercise shall be surrendered to the Company and all Warrant Certificates surrendered shall be promptly cancelled by the Company and shall not be reissued by the Company.

      10.4 Mutilated, Destroyed, Lost and Stolen Warrant Certificates. If (a) any mutilated Warrant Certificate is surrendered to the Company or (b) the Company receives evidence to its satisfaction of the destruction, loss or theft of any Warrant Certificate, and there is delivered to the Company such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Company that such Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver, in exchange for any such mutilated Warrant Certificate or in lieu of any such destroyed, lost or stolen Warrant Certificate, a new Warrant Certificate of like tenor and for a like aggregate number of Warrants.

      Upon the issuance of any new Warrant Certificate under this Section 10.4, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of counsel to the Company) in connection therewith.

      Every new Warrant Certificate executed and delivered pursuant to this
Section 10.4 in lieu of any destroyed, lost or stolen Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the destroyed, lost or stolen Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder.

      The provisions of this Section 10.4 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, destroyed, lost or stolen Warrant Certificates.

      10.5 Notices. Any notice, demand or delivery authorized by this Agreement shall be sufficiently given or made when mailed if sent by first-class mail, postage prepaid, addressed to any Holder of a Warrant at such Holder's address shown on the register of the Company and to the Company as follows:

If to the Company:      Genicom Corporation
                        14800 Conference Center Drive, Suite 400
                        Chantilly, Virginia 20151
                        Attn: President

With a copy to:         McGuire, Woods, Battle & Boothe, L.L.P.
                        8280 Greensboro Drive, Suite 900, Tysons Center
                        McLean, Virginia 22102-3892
                        Attn: Michael D. Flemming

or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

      10.6 Applicable Law. This Agreement and each Warrant issued hereunder and all rights arising hereunder shall be governed by the laws of the State of Delaware.

      10.7 Persons Benefitting. This Agreement shall be binding upon and inure to the benefit of the Company and its successors, assigns, beneficiaries, executors and administrators, and the Holders from time to time of the Warrants and their respective successors, assigns, beneficiaries, executors and administrators. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company and the Holders of the Warrants, any right, remedy or claim under or by reason of this Agreement or any part hereof.

      10.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

      10.9 Amendments. The Company may, without the consent of the Holders of the Warrants, by supplemental agreement or otherwise, make any changes or corrections in this Agreement that it shall have been advised by counsel (a) are required to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or (b) add to the covenants and agreements of the Company for the benefit of the Holders, or surrender any rights or power reserved to or conferred upon the Company in this Agreement; provided, that, in each case, such changes or corrections shall not adversely affect the interests of the Holders in any material respect.

      10.10 Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.

      10.11 Entire Agreement. This Agreement, together with the Warrant Certificates and the Registration Rights Agreement referenced herein, shall constitute the entire agreement of the Company and the Holders with respect to the subject matter hereof.

11.   AGREEMENT REGARDING REGISTRATION RIGHTS.

      Concurrently with the original issuance of the Warrants to the Initial Holders thereof, the Company and the Initial Holders have entered into a Registration Rights Agreement (the "Registration Rights Agreement") granting the Initial Holders (and certain of their permitted successors and assigns) certain registration rights with respect to the Warrants and the Underlying Common Stock. The terms of the Registration Rights Agreement are incorporated by reference in this Agreement as fully as if the same were set forth herein. A copy of the Registration Rights Agreement is on file and available for inspection at the principal offices of the Company, and a copy of the Registration Rights Agreement will be furnished, free of charge, to any Holder hereof upon written request to the Company.

      IN WITNESS WHEREOF the parties hereto have caused this Warrant Agreement to be duly executed on the date first above written.

                                    GENICOM CORPORATION

                                    By  /s/  James Gale
                                       ----------------------------------------
                                    Title:  Senior Vice President

                                    NATIONSBANK, N.A.

                                    By  /s/  Jay T. Wampler
                                       ----------------------------------------
                                    Title:  Senior Vice President

                                    BANK AUSTRIA CREDITANSTALT CORPORATE
                                    FINANCE, INC.
                                    (as successor in interest to
                                    CREDITANSTALT CORPORATE FINANCE, INC.)

                                    By  /s/  Andrew J. Russell
                                       ----------------------------------------
                                    Title:  Vice President

                                    By  /s/  Jane Orndahl
                                       ----------------------------------------
                                    Title:  Vice President

                                    EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                                    By:   Eaton Vance Management, as Investment
                                          Advisor

                                    By  /s/  Scott H. Page
                                       ----------------------------------------
                                    Title:  Vice President

                                    CRESTAR BANK

                                    By  /s/  Jo M. Stewart
                                       ----------------------------------------
                                    Title:  Senior Vice President

                                    THE RIGGS NATIONAL BANK OF
                                    WASHINGTON, D.C.

                                    By  /s/  Alfred J. Serafino
                                       ----------------------------------------
                                    Title:  Executive Vice President

 FLOATING RATE PORTFOLIO

 By:   Invesco Senior Secured Management,
 Inc., as attorney-in-fact

 By  /s/  Anne M. McCarthy
    ----------------------------------------
 Title:  Authorized Signatory

 KZH III LLC

 By  /s/  Shari Goldstein
    ----------------------------------------
 Title:  Authorized Agent

 TORONTO DOMINION (TEXAS), INC.

 By  /s/  Sonja R. Jordan
    ----------------------------------------
 Title:  Vice President

 SENIOR DEBT PORTFOLIO
 By:  Boston Management and Research,
      as Investment Advisor

 By  /s/  Scott H. Page
    ----------------------------------------
 Title:  Vice President

 BANK OF SCOTLAND

 By  /s/  Janet Taffe
    ----------------------------------------
 Title:  Asst. Vice President

 NATIONAL CITY BANK OF KENTUCKY

 By  /s/  Jerrol Z. Miles
    ----------------------------------------
 Title:  Senior Vice President

                                  SCHEDULE I


                WARRANTHOLDER                               PERCENTAGE
                -------------                               ----------
NationsBank, N.A.
901 Main Street, 66th Floor
Dallas, Texas 75202
Attn:  Jay T. Wampler
Facsimile No.:  (214) 508-3533                                  12.517123010%

Bank Austria Creditanstalt Corporate Finance,
Inc.
Two Greenwich Plaza
Greenwich, Connecticut 06830
Attn:  Jane Orndahl
Facsimile No.:  (203) 861-6413                                  11.472758712%

Crestar Bank
1445 New York Avenue, N.W., 3rd Floor
Washington, D.C. 20005
Attn:  C.B. "Joe" Bohannon
Facsimile No.:  (202) 879-6690                                  11.472758712%

The Riggs National Bank of Washington, D.C.
808 17th Street N.W.
Washington, D.C. 20006
Attn:  J. Jordan O'Neill
Facsimile No.:  (202) 835-5977                                  11.472758712%

National City Bank of Kentucky
101 S. 5th Street
Louisville, Kentucky 40202
Attn:  Jerrol Z. Miles
Facsimile No.:  (502) 581-5203                                   9.233193284%

Bank of Scotland
111 Riverside Avenue,
Suite 230
Haskell Building
Jacksonville, Florida 32202
Attn:  Hugh Van Seaton
Facsimile No.:  (904) 353-7833                                   9.233193284%

Floating Rate Portfolio
c/o INVESCO Senior Secured Management, Inc.
1166 Avenue of the Americas
New York, New York 10036-2789
Attn:  Anne McCarthy
Facsimile No.:  (212) 278-9619                                   4.324776786%

KZH III LLC
c/o Stanfield Capital Partners
330 Madison Ave., 27th Floor
New York, New York 10017
Attn:  Timothy Daileader
Facsimile No.:  (212) 284-4320                                  12.974330358%

                WARRANTHOLDER                                 PERCENTAGE
                -------------                                 ----------
Toronto Dominion (Texas), Inc.
909 Fannin Street, Suite 1700
Houston, Texas 77010
Attn:  David G. Parker
Facsimile No.:  (713) 652-0914                                   4.324776786%

Senior Debt Portfolio
c/o Eaton Vance Management
24 Federal Street, 6th Floor
Boston, Massachusetts 02110
Attn:  Prime Rate Reserves
       Craig P. Russ
Facsimile No.:  (617) 695-9594                                  11.676897321%

Eaton Vance Institutional Senior Loan Fund
c/o Eaton Vance Management
24 Federal Street, 6th Floor
Boston, Massachusetts 02110
Attn:  Prime Rate Reserves
       Craig P. Russ
Facsimile No.:  (617) 695-9594                                   1.297433036%

      TOTAL                                          100.00%


                                                                       EXHIBIT A

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED TO THE REGISTERED OWNER IN RELIANCE UPON WRITTEN REPRESENTATION THAT THESE SECURITIES HAVE BEEN TAKEN FOR INVESTMENT. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE OR BLUE SKY LAWS AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SHALL HAVE BEEN RECEIVED BY THE COMPANY TO THE EFFECT THAT SUCH SALE, TRANSFER OR ASSIGNMENT WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, AND OTHER APPLICABLE STATE SECURITIES LAWS.

THE STOCK ISSUABLE UPON EXERCISE OF THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SHALL HAVE BEEN RECEIVED BY THE COMPANY TO THE EFFECT THAT SUCH SALE, TRANSFER OR ASSIGNMENT WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER AND OTHER APPLICABLE SECURITIES LAWS.

                      FORM OF FACE OF WARRANT CERTIFICATE

                       WARRANTS TO PURCHASE STOCK UNITS
                            OF GENICOM CORPORATION

No. _____                                      Certificate for _______Warrants

      This certifies that _________________, or registered assigns, is the registered holder of the number of warrants set forth above. Each Warrant entitles the holder thereof (a "Holder"), subject to the provisions contained herein and in the Warrant Agreement referred to below, to receive from Genicom Corporation, a Delaware corporation (the "Company"), one Stock Unit of the Company at the exercise price of $____ per Stock Unit. This Warrant Certificate shall terminate and become void as of the close of business on the earlier of
(a) March 31, 2010 or (b) ten (10) years after the Obligations are paid in full and the Commitments terminated (the "Expiration Date").

      This Warrant Certificate is issued under and in accordance with the Warrant Agreement, dated as of March __, 1999 (the "Warrant Agreement"), between the Company and the Warrantholders (as such term is defined in the Warrant Agreement) and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company and the Holders of the Warrants.

      As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable on or prior to the Expiration Date at any time or from time to time on or after the date hereof.

      The number of shares of Common Stock constituting a Stock Unit is subject to adjustment as provided in the Warrant Agreement.

      All shares of Common Stock issuable by the Company upon the exercise of Warrants shall, upon such issuance, be duly and validly issued and fully paid and nonassessable.

      In order to exercise a Warrant, the registered holder hereof must surrender this Warrant Certificate at the office of the Company, with the Exercise Subscription Form on the reverse hereof duly executed by the Holder hereof, with signature guaranteed as therein specified.

      The Company shall pay all taxes and other governmental charges that may be imposed on the Company or on the Warrants or on any securities deliverable upon exercise of Warrants. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock or other securities underlying the Warrants or payment of cash to any person other than the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and in case of such transfer, the Company shall not be required to issue any stock certificate or pay any cash until such tax or other charge has been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

      This Warrant Certificate and all rights hereunder are transferable by the registered holder hereof, in whole or in part, on the register of the Company, upon surrender of this Warrant Certificate for registration of transfer at the office of the Company duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder hereof or his attorney duly authorized in writing, with signature guaranteed as specified in the attached Form of Assignment. Upon any partial transfer, the Company will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

      No service charge shall be made for any registration of transfer or exchange of the Warrant Certificates, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Each taker and holder of this Warrant Certificate by taking or holding the same, consents and agrees that this Warrant Certificate when duly endorsed in blank shall be deemed negotiable and that when this Warrant Certificate shall have been so endorsed, the holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the register of the Company, any notice to the contrary notwithstanding, but until such transfer on such register, the Company may treat the registered Holder hereof as the owner for all purposes.

      This Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.

      All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

      Copies of the Warrant Agreement are on file at the office of the Company and may be obtained by writing to the Company at the following address:__________________________________________________________________
____________________________________________________, Attention: Secretary.

      This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

Dated: _____________________, 199_.

GENICOM CORPORATION

By:
   ----------------------------------------------------------------------------
Name:
     --------------------------------------------------------------------------
Title:
      -------------------------------------------------------------------------

                    FORM OF REVERSE OF WARRANT CERTIFICATE
                          EXERCISE SUBSCRIPTION FORM

                (To be executed only upon exercise of Warrant)

To: _________________________

      The undersigned irrevocably exercises ___________________ of the Warrants for the purchase of one Stock Unit of Genicom Corporation for each Warrant represented by the Warrant Certificate, on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to _____________________ and directs that the shares of New Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date: ________________, ____.

                                                                             (1)
                                   ---------------------------------------------
                                   (Signature of Owner)


                                   ---------------------------------------------
                                   (Street Address)


                                   ---------------------------------------------
                                   (City)               (State)       (Zip Code)


                                   Signature Guaranteed by:


                                   ---------------------------------------------



-------------------

(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

Securities and/or check to be issued to:

      Please insert social security or identifying number:

      Name:

      Street Address:

      City, State and Zip Code:

Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:

      Please insert social security or identifying number:

      Name:

      Street Address:

      City, State and Zip Code:

                              FORM OF ASSIGNMENT

      FOR VALUE RECEIVED the undersigned registered holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below.

                                            Social Security
                                               or other
                                              identifying
 Names of                                      number of           Number of
Assignee(s)             Address               Assignee(s)          Warrants
-----------             -------               -----------          --------


and does hereby irrevocably constitute and appoint ____________________ the undersigned's attorney to make such transfer on the books of Genicom Corporation maintained for that purpose, with full power of substitution in the premises.

Date: _________________, _____.

                                                                             (1)
                                   ---------------------------------------------
                                   (Signature of Owner)


                                   ---------------------------------------------
                                   (Street Address)


                                   ---------------------------------------------
                                   (City)               (State)       (Zip Code)


                                   Signature Guaranteed by:


                                   ---------------------------------------------



-------------------
(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

                               TABLE OF CONTENTS

1.    DEFINITIONS............................................................1
      Additional Shares of Common Stock......................................1
      Affiliate..............................................................1
      Agent..................................................................1
      Business Day...........................................................1
      Call Option............................................................1
      Commitments............................................................1
      Common Stock...........................................................1
      Company................................................................2
      Convertible Securities.................................................2
      Credit Agreement.......................................................2
      Credit Documents.......................................................2
      Current Market Price...................................................2
      Current Warrant Price..................................................3
      Exchange Act...........................................................3
      Expiration Date........................................................3
      Guarantors.............................................................3
      Holders................................................................3
      Initial Holders........................................................3
      Issuing Lender.........................................................3
      Lenders................................................................3
      Liquidity Facility.....................................................3
      Liquidity Loans........................................................3
      Majority of Holders....................................................3
      Maturity Date..........................................................3
      New Common Stock.......................................................3
      Notes..................................................................3
      Obligations............................................................4
      Other Securities.......................................................4
      Person.................................................................4
      SEC....................................................................4
      Seventh Amendment Effective Date.......................................4
      Stockholders...........................................................4
      Stock Unit.............................................................4
      Swingline Lender.......................................................4
      Underlying Common Stock................................................4
      Warrant Certificates...................................................4
      Warrants...............................................................4

2.    ORIGINAL ISSUE OF WARRANTS.............................................5
      2.1   Form of Warrant Certificates.....................................5
      2.2   Execution and Delivery of Warrant Certificates...................5

3.    EXERCISE PRICE; EXERCISE OF WARRANTS GENERALLY.........................6
      3.1   Exercise Price...................................................6
      3.2   Exercise of Warrants.............................................6
      3.3   Expiration of Warrants...........................................6
      3.4   Method of Exercise...............................................6

4.    DISSOLUTION, LIQUIDATION OR WINDING UP.................................6

5.    ADJUSTMENTS AND DISTRIBUTIONS WITH RESPECT TO THE WARRANTS ............7
      5.1   Antidilution Provisions..........................................7
            (a)   Adjustment For Stock Dividends, Subdivisions and
                  Combinations...............................................7
            (b)   Adjustment For Cash Dividends or Distributions.............7
            (c)   Adjustment For Reorganization, Consolidation, Merger, etc..8
            (d)   Adjustment For Issue or Sale of Common Stock at Less Than
                  Fair Value.................................................8
            (e)   Rights Offerings..........................................10
            (f)   Distributions to Holders..................................10
            (g)   Other Provisions Applicable to Adjustments................11
            (h)   Other Action Affecting Common Stock.......................11
            (i)   Certain Adjustment Events.................................12
      5.2   Statement on Warrants. .........................................12
      5.3   Fractional Interest.............................................12

6.    WARRANT TRANSFER BOOKS................................................12

7.    WARRANT HOLDERS.......................................................13
      7.1   Voting Rights...................................................13
      7.2   Right of Action.................................................13

8.    CALL OPTION...........................................................14

9.    COVENANTS OF THE COMPANY..............................................14
      9.1   Reservation of Stock for Issuance on Exercise of Warrants.......14
      9.2   Notices to Holders..............................................14
      9.3   Reports to Holders..............................................15

10.   MISCELLANEOUS.........................................................15
      10.1  Money and Other Property........................................15
      10.2  Payment of Taxes................................................16
      10.3  Surrender of Certificates.......................................16
      10.4  Mutilated, Destroyed, Lost and Stolen Warrant Certificates......16
      10.5  Notices.........................................................16
      10.6  Applicable Law..................................................17
      10.7  Persons Benefitting.............................................17
      10.8  Counterparts....................................................17
      10.9  Amendments......................................................17
      10.10 Headings........................................................17

      10.11 Entire Agreement................................................18

11.   AGREEMENT REGARDING REGISTRATION RIGHTS...............................18

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page
                                                                            ----
EXHIBIT A - Form of Warrant Certificate                                    A-1

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "Agreement") is entered into as of April 2, 1999, by and between Genicom Corporation, a Delaware corporation (the "Company"), and each of Warrantholders (as hereinafter defined).

                             W I T N E S S E T H:

      WHEREAS, the Company has agreed to grant certain registration rights to the Warrantholders with respect to the Registrable Securities (as hereinafter defined).

      NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1     Definitions.

            "Agreement" will be deemed to have the meaning set forth in the preamble to this document.

            "Commission" means the U.S. Securities and Exchange Commission or any other Federal agency administering the Securities Act at the time in question.

            "Common Stock" means shares of the Company's common stock, par value $0.01 per share.

            "Company" will be deemed to have the meaning set forth in the preamble to this Agreement.

            "Demand Notice" will be deemed to have the meaning set forth in Subsection 2(a).

            "Demand Registration" means the registration of Registrable Securities pursuant to the terms and conditions of Subsection 2(a).

            "Demanding Holder(s)" will be deemed to have the meaning set forth in Subsection 2(f).

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as in effect at the time in question. Reference to a particular section of the Exchange Act will include a reference to the comparable section, if any, of any such similar or successor Federal statute.

            "Holder" means any Warrantholder, and, subject to Subsection 10(f), any permitted assignee or transferee of Warrants and/or a Registrable Security, which assignee or transferee expressly is granted rights as a Holder under this Agreement at the time of such transfer.

            "Indemnified Party" means a party who is to be indemnified pursuant to Section 7.

            "Indemnifying Party" means a party who will indemnify an Indemnified Party pursuant to Section 7.

            "Inspectors" will be deemed to have the meaning set forth in Subsection 5(h).

            "Losses" will be deemed to have the meaning set forth in Subsection 7(a).

            "Majority Demanding Holders" will be deemed to have the meaning set forth in Subsection 2(f).

            "Material Adverse Effect" will be deemed to have the meaning set forth in Subsection 2(e).

            "NASD" means the National Association of Securities Dealers, Inc.

            "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

            "Piggy-back Registration" means the registration of Registrable Securities pursuant to the terms and conditions of Subsection 3(a).

            "Pro Rata Basis" means a pro rata allocation based on the number of Registrable Securities held by each Holder requesting that Registrable Securities be included in a Registration Statement offering pursuant to this Agreement.

            "Records" will be deemed to have the meaning set forth in Subsection 5(h).

            "Registrable Securities" means the shares of Common Stock issued or issuable pursuant to the Warrants, and any and all securities of the Company issued or issuable with respect to such shares by way of a dividend, reclassification, stock split, or other distribution or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. For purposes of computing the number of Registrable Securities held by a Holder, each Warrant held by such Holder will be deemed to represent the number of shares of Common Stock issuable upon exercise of such Warrant. Any Registrable Security will cease to be a Registrable Security when
(i) a Registration Statement covering such Registrable Security has been declared effective by the Commission and the Registrable Security has been disposed of pursuant to such effective Registration Statement, (ii) the Registrable Security is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (iii) the Registrable Security has been otherwise transferred, the Company has delivered a new certificate or other evidence of ownership with respect to such Registrable Security not bearing a legend restricting further transfer, and such Registrable Security may be resold without subsequent registration under the Securities Act, (iv) the Registrable Security is eligible for sale pursuant to Rule 144(k) (or any successor provision) under the Securities Act or (v) the Registrable Security is transferred by any Holder to any transferee who is not entitled to the benefits of this Agreement as contemplated by Subsection 10(f).

            "Registration Expenses" means those expenses associated with any Registration Statement filed hereunder, as described in Section 6.

            "Registration Statement" means a form of registration statement promulgated under the Securities Act.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as in effect at the time in question. Reference to a particular section of the Securities Act will include a reference to the comparable section, if any, of any such similar or successor Federal statute.

            "Selling Demand Holders" will be deemed to have the meaning set forth in Subsection 2(c).

            "Selling Piggy-back Holders" will be deemed to have the meaning set forth in Subsection 3(b).

            "Shelf Registration" means a "shelf" registration pursuant to Rule 415 (or any successor thereto) under the Securities Act.

            "Term" will be deemed to have the meaning set forth in Subsection 10(b).

            "Warrant" means one of the warrants to purchase shares of Common Stock issued pursuant to the Warrant Agreement.

            "Warrantholder" means each of NationsBank, N.A.; Bank Austria Creditanstalt Corporate Finance, Inc.; Eaton Vance Institutional Senior Loan Fund; Crestar Bank; The Riggs National Bank of Washington, D.C.; Floating Rate Portfolio; KZH III LLC; Toronto Dominion (Texas), Inc.; Senior Debt Portfolio; Bank of Scotland; and National City Bank of Kentucky.

      "Warrant Agreement " means that certain Warrant Agreement of even date herewith, by and between the Company and the Warrantholders.

      2     Demand Registration.

            (a) Request for Registration. At any time subsequent to the date on which the Warrants become exercisable for Registrable Securities pursuant to the terms of the Warrant Agreement, any Holder who owns or group of Holders who own in the aggregate, twenty five percent (25%) or more of the Registrable Securities then issued and outstanding may make a written request ("Demand Notice") for registration under the Securities Act (a "Demand

Registration") of all or any portion of the then issued and outstanding Registrable Securities owned by such Holder or Holders, but not less than twenty five percent (25%) of the then issued and outstanding Registrable Securities, subject to the terms and conditions of this Agreement and in no event less than 250,000 shares. Each Demand Notice will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method(s) of disposition thereof. Within ten (10) days after receipt of each Demand Notice, the Company will give written notice of the Company's receipt of such Demand Notice to all other Holders at least twenty (20) days before the anticipated filing date of such Registration Statement, and such Holders will be given the opportunity to participate in such Demand Registration and will be deemed a Demanding Holder (as hereinafter defined) for purposes of this Agreement. Subject to Subsection 2(d), the Company will include in such Demand Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after the delivery to the applicable Holders of the Company's notice of receipt of a Demand Notice. Each such Holder's request to participate in such Demand Registration must also specify the number of Registrable Securities to be registered and, subject to Subsection 2(f) and Section 8, the intended method(s) of disposition thereof. Demand Registrations will be on such appropriate registration form of the Commission as the Company will determine.

            (b) Limitation on Demand Registration. The Company will not be obligated to effect any Demand Registrations at any time during the Term when the Company is not eligible to use a Form S-3 or Form S-2 Registration Statement (or, in each case, any successor or similar forms promulgated under the Securities Act that may be in effect and under which the Company is eligible to register the Registrable Securities for offer and sale under the Securities
Act). The Company will not be obligated to effect more than four (4) Demand Registrations at any time during the Term when the Company is eligible to use a Form S-3 or Form S-2 Registration Statement (or, in each case, any successor or similar forms promulgated under the Securities Act that may be in effect and under which the Company is eligible to register the Registrable Securities for offer and sale under the Securities Act). Notwithstanding any provision of this Agreement to the contrary, the Company will not be obligated to honor any Demand Notice requesting a Demand Registration, or otherwise cause a Demand Registration to become effective, hereunder if the Demand Notice is delivered to the Company during the period beginning ninety (90) days before the anticipated effective date of a Demand Registration that is being effected pursuant to a previously delivered Demand Notice and ending ninety (90) days after the closing date of any such offering.

            (c) Effective Registration and Expenses. Upon receipt of a written request for a Demand Registration, the Company will (i) take appropriate action, on a reasonable, timely basis, to prepare and file a Registration Statement covering the Registrable Shares requested to be included in such Demand Registration (subject to Subsection 2(e)) and (ii) use commercially reasonable efforts to cause each Demand Registration to become effective under the Securities Act and thereafter to keep it effective under the Securities Act for a period of one hundred eighty (180) days (subject to extension pursuant to Section 5). A registration will not count as a Demand Registration (i) unless a Registration Statement with respect thereto has become effective, or (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Holders whose Registrable Securities are included in such Demand Registration ("Selling Demand Holders"). The Company will pay all Registration Expenses in connection with any Demand Registration as set forth in Section 6, whether or not it becomes effective.

            (d) No Third-Party Piggy-back on Demand Registrations. Neither the Company nor any of its respective securityholders (other than the Holders of Registrable Securities in such capacity pursuant to Section 3 hereof) may include securities of the Company in any Demand Registration without the prior written consent of the Demanding Holder or, if more than one (1) Demanding Holder, the Majority Demanding Holders.

      3     Piggy-back Registration.

            (a) Request for Registration. At any time, if the Company proposes to file a Registration Statement under the Securities Act (other than a Registration Statement on Form S-4 or S-8 (or any successor or similar forms promulgated under the Securities Act that may be in effect and under which the Company is eligible to register securities for offer and sale under the Securities Act) or a Registration Statement filed in connection with an exchange offer or offering of securities or debt solely to the Company's existing security or debt holders) with respect to an offering of any class of equity securities by the Company for its own account or for the account of any of its security holders and such Registration Statement is capable of being used to register Registrable Securities, then the Company will give written notice of such proposed filing to each Holder as soon as practicable (but in no event less than twenty (20) days before the anticipated filing date). Such notice will offer each Holder the opportunity to have all or any of the Registrable Securities held by such Holder included in the Registration Statement proposed to be filed or, at the Company's option, in a separate Registration Statement to be filed concurrently with such Registration Statement (the "Piggy-back Registration"). Within ten (10) days after receiving such notice, each Holder may make a written request to the Company that any or all of such Holder's Registrable Securities be included in the Piggy-back Registration, which notice will specify the number of shares to be so included and, subject to Section 8, the intended method(s) of disposition thereof. Subject to Subsection 3(b) and
Section 8, the Company will include in the Piggy-back Registration (or in a separate Registration Statement filed concurrently therewith) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after the receipt by each Holder of the Company's notice. The Company may in its discretion withdraw any Registration Statement filed pursuant to this Subsection 3(a) subsequent to its filing without liability to the Holders except with respect to Registration Expenses. Any Holder will be permitted to withdraw all or part of such Holder's Registrable Securities requested to be included in a Piggy-back Registration at any time prior to the effective date of such Piggy-back Registration without any liability for any Registration Expenses. The Company will be obligated to effect no more than three (3) Piggy-back Registrations pursuant hereto.

            (b) Priority on Piggy-back Registration. If any Piggy-back Registration is to be an underwritten offering, the Company will use commercially reasonable efforts to cause the managing Underwriter or Underwriters to permit the shares of Registrable Securities requested by the Holders of Registrable Securities ("Selling Piggy-back Holders") to be included in the Piggy-back Registration (on the same terms and conditions as similar securities of the Company included therein to the extent appropriate). Notwithstanding the foregoing, if the managing Underwriter or Underwriters of such offering advise the Company in writing that, in their good faith judgment, the number of Registrable Securities and any other securities requested to be included in such offering is sufficiently large to have Material Adverse Effect, then if such Piggy-back Registration is incident to a primary registration on behalf of the Company, the amount of securities to be included in the Piggy-back Registration for all persons (other than the Company) will first be reduced, subject to any written agreement among the Selling Piggy-back Holders and other participants, on a Pro Rata Basis so that the total number of securities to be included in the offering will be the total number of securities recommended by such managing Underwriter or Underwriters, unless any of the Selling Piggy-back Holders or other participants desires to sell a number of Registrable Securities that is less than the total pro rata amount that such Selling Piggy-back Holder or other participants is entitled to sell, in which event the number of Registrable Securities not so elected to be sold will be allocated among the other Selling Piggy-back Holders and other participants on a Pro Rata Basis.

      4     Holdback Agreements.

            (a) Restrictions on Public Sale by Holder of Registrable Securities. Upon inclusion by the Company of any Holder's Registrable Securities in a Registration Statement filed pursuant to Sections 2 or 3, all Holders agree not to effect any public sale or distribution of the issue of securities being registered or a similar security of the Company or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the fourteen
(14) days prior to, and during the one hundred eighty (180) day period beginning on, the effective date of such Registration Statement (except as part of such registration), if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the managing Underwriter or Underwriters in the case of an underwritten public offering.

            (b) Restrictions on Public Sale by the Company. The Company agrees that it will not effect any public or private sale or distribution of the Registrable Securities or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to a Registration Statement on Form S-4 or S-8 or any successor or similar forms promulgated under the Securities Act that may be in effect and under which the Company is eligible to register securities for offer and sale under the Securities Act), during the fourteen (14) days prior to, and during the one hundred eighty (180) day period beginning on, the effective date of any Demand Registration Statement other than a Shelf Registration.

      5     Registration Procedures.

      Subject to the other provisions and limitations contained in this Agreement, whenever any Holder has requested that any Registrable Securities be registered pursuant to Sections 2 or 3, the Company will use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method(s) of disposition thereof as quickly as practicable, and in connection with any such request, the Company will as expeditiously as possible:

            (a) prepare and file with the Commission a Registration Statement on any form of Registration Statement for which the Company then qualifies and which counsel for the Company deems appropriate and which form is available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and use its best efforts to cause such filed Registration Statement to become effective under the Securities Act; provided, however, that, (i) at least five (5) days before filing a Registration Statement or prospectus or as promptly as practicable prior to filing any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holder or Holders of the Registrable Securities covered by such Registration Statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (ii) after the filing of the Registration Statement, the Company will promptly notify each such Holder and such counsel of comments received from, or any stop order issued or threatened by, the Commission and take all commercially reasonable actions required to respond to such comments or, as the case may be, prevent the entry of such stop order or to remove it if it has been entered;

            (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the applicable period required by the terms of this Agreement, which will terminate when all Registrable Securities covered by such Registration Statement have been sold or, in the case of Piggy-back Registrations pursuant to Section 3, for such time period as the Company will determine in its sole discretion (but not before the expiration of the ninety (90) day period referred to in subsection 4(3) of the Securities Act and Rule 174 thereunder, if applicable);

            (c) furnish to each Holder of Registrable Securities covered by such Registration Statement, prior to filing the Registration Statement, if requested, copies of such Registration Statement as proposed to be filed, and thereafter furnish to each such Holder such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated or deemed to be incorporated therein by reference), the prospectus included in such Registration Statement (including each preliminary prospectus and supplement), and such other documents as each such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by each such Holder and covered by such Registration Statement in accordance with the intended method(s) of disposition as set forth in such Registration Statement;

            (d) use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities/blue sky laws of such jurisdictions as each Holder of Registrable Securities covered by such Registration Statement reasonably (in light of each such Holder's intended plan of distribution) requests and do any and all other acts and things which are reasonably necessary to enable each such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by each such Holder and covered by such Registration Statement and keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is effective; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Subsection 5(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

            (e) use commercially reasonable efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable each Holder of Registrable Securities covered by the Registration Statement to consummate the disposition of such Registrable Securities in accordance with the intended method(s) of disposition as set forth in such Registration Statement; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Subsection 5(e), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

            (f) at any time when a prospectus relating to Registrable Securities is required to be delivered under the Securities Act, (i) notify each Holder of Registrable Securities covered by the Registration Statement of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus, (ii) prepare and file such supplement, amendment or any other required document so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) promptly make available to each such Holder any such supplement, amendment or other document;

            (g) use commercially reasonable efforts to obtain any necessary consents in connection with any proposed registration and sale of Registrable Securities in accordance with the intended method(s) of disposition as set forth in such Registration Statement, and take such other actions as are reasonably required in order to expedite or facilitate the disposition, other than through an underwritten offering, of such Registrable Securities in accordance with the intended method(s) of disposition as set forth in such Registration Statement;

            (h) make available to each Holder of Registrable Securities covered by the Registration Statement all information as may be reasonably requested by such Holder in conncection with such registration;

            (i) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, beginning within three
      (3) months after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of section 11(a) of the Securities Act;

            (j) if requested by the managing Underwriter or Underwriters, if any, or any Holder of Registrable Securities covered by the Registration Statement in connection with an underwritten offering pursuant to Section 3 hereof, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing Underwriter or Underwriters, if any, and/or any such Holder reasonably requests to be included therein, as may be required by applicable laws and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that the Company will not be required to take any actions pursuant to this Subsection 5(k) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law;

            (k) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement filed in connection herewith, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

            (l) cooperate with each Holder of Registrable Securities covered by the Registration Statement and the managing Underwriter or Underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates will not bear any restrictive legends and will be in a form eligible for deposit with the transfer agent for the Common Stock; and enable such Registrable Securities to be in such denominations and registered in such names as the managing Underwriter or Underwriters, if any, or Holders of Registrable Securities covered by the Registration Statement may request at least two (2) business days prior to any sale of such Registrable Securities;

            (m) comply (during the effectiveness of any Registration Statement filed hereunder) with the provisions of all applicable securities/blue sky laws, including, without limitation, the Securities Act, with respect to the disposition of Registrable Securities covered by such Registration Statement in accordance with the intended method(s) of distribution as set forth in such Registration Statement;

            (n) cause all Registrable Securities included in a Registration Statement filed hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the automated quotation system of the NASD and, if listed on the automated quotation system of the NASD, use commercially reasonable efforts to secure designation of all such Registrable Securities covered by such Registration Statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, use commercially reasonable efforts to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

            (o) to provide, in accordance with the requirements of applicable law, a transfer agent and registrar for all Registrable Securities covered by a Registration Statement filed hereunder not later than the effective date of such Registration Statement; and

            (p) take all such other actions as the managing Underwriter or Underwriters (or if there is no managing Underwriter or Underwriters, the Majority Demanding Holders), reasonably request to expedite or facilitate the disposition of Registrable Securities covered by a Registration Statement filed hereunder in connection with an underwritten offering in which any Holder participates pursuant to Section 3 hereof in accordance with the intended method(s) of distribution as set forth in such Registration Statement.

Notwithstanding the provisions of this Section 5, the Company will be entitled to postpone, for a reasonable period of time, the filing or effectiveness of any Registration Statement under Sections 2 or 3 if (i) the Company determines, in the good faith exercise of its reasonable business judgment, that such registration and offering could materially interfere with or adversely affect bona fide financing, acquisition, or other material business plans of the Company (including a proposed primary offering by the Company of its own securities) at the time the right to delay is exercised or would require disclosure of non-public information, the premature disclosure of which could materially and adversely affect the business, properties, operations or financial results of the Company; provided, however, that the Company will not be required to disclose to the Holders requesting registration any such transaction, plan or non-public information and, provided further, the Company may delay such registration or effectiveness for no more than six (6) months and may not exercise such right more than once in any eighteen (18) month period or
(ii) at any time prior to the effectiveness of any Demand Registration or Piggy-back Registration the Company determines that it is unable to comply with the provisions of Article 3 or Article 11 of Regulation S-X under the Securities Act, to the extent then applicable to the Company. If the Company postpones the filing or effectiveness of a Registration Statement pursuant hereto, it will promptly notify in writing the Holders of Registrable Securities requesting such registration when the events or circumstances permitting such postponement have ended and at such time will proceed with the filing of the Registration Statement if so requested. If the Company postpones the filing or effectiveness of a Registration Statement filed pursuant hereto, then the Holders of Registrable Securities demanding such registration will have the right to withdraw their request for registration by giving written notice to the Company at any time within five (5) days after the date the Company notifies such Holders of Registrable Securities of its willingness to proceed with the filing of the Registration Statement and, if such registration was to be made pursuant to a Demand Registration, upon such withdrawal the withdrawn demand will not count as a Demand Registration. The Company may require each Holder of Registrable Securities covered by the Registration Statement to promptly furnish in writing to the Company such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration. Each Holder requesting registration of Registrable Securities pursuant to Sections 2 or 3 will cooperate with the Company and, if applicable, the managing Underwriter or Underwriters in providing such information and executing and delivering such documents as the Company or the managing Underwriter or Underwriters reasonably request in connection with any such registration, and the Company will not be obligated to include in any such registration any Registrable Securities of any Holder who does not so comply. Each Holder of Registrable Securities covered by a Registration Statement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Subsection 5(f), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Subsection 5(f), and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company gives such notice, the Company will extend the period during which such Registration Statement will be maintained effective (including the period referred to in Subsection 5(b)) by the number of days during the period from and including the date of the giving of notice pursuant to Subsection 5(f) to the date when the Company makes available to such Holder a prospectus supplemented or amended to conform with the requirements of Subsection 5(f).

      6.    Registration Expenses.

      In connection with any Registration Statement required to be filed hereunder, the Company will pay the following registration expenses (the "Registration Expenses"): (i) all registration and filing fees; (ii) fees and expenses of compliance with securities/blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications (or exemptions from qualifications of the Registrable Securities); (iii) printing expenses (including expenses of printing certificates for Registrable Securities); (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); (v) any fees and expenses incurred in connection with the listing of the Registrable Securities in accordance with the requirements of Subsection 5(o); (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the costs associated with the delivery by independent certified public accountants of the comfort letter or comfort letters requested pursuant to Subsection 5(i)); (vii) the reasonable fees and expenses of any special experts or other persons retained by the Company in connection with such registration; (viii) the expenses associated with obtaining liability insurance and (ix) messenger, delivery and telephone expenses related to any registration contemplated hereunder. The Company will not have any obligation to pay any underwriting fees, discounts, or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of any Holder (or the agents who manage such Holder's accounts), which amounts will be the responsibility of the selling Holder or Holders.

      7.    Indemnification; Contribution.

            (a0 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder of Registrable Securities covered by a Registration Statement filed pursuant to this Agreement and, if applicable, such Holder's directors and officers and each person who controls such Holder within the meaning of either section 15 of the Securities Act or section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and legal and other costs of investigation and defense) (collectively, "Losses") arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Losses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Holder or on such Holder's behalf expressly for use therein; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary or final prospectus, the indemnity agreement contained in this Subsection 7(a) will not apply to the extent that any such Losses result from the fact that a current copy of the prospectus was not sent or given to the person asserting any such Losses at or prior to the written confirmation of the sale of the applicable Registrable Securities to such person if it is determined that it was the responsibility of such Holder to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such Losses.

            (b0 Indemnification by Holders. Each Holder agrees to indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company within the meaning of either section 15 of the Securities Act or section 20 of the Exchange Act (other than such Holder), from and against any and all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus relating to the Registrable Securities of such Holder or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only insofar as such Losses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Holder or on such Holder's behalf, in such Holder's capacity as a Holder and not in his capacity as a director or officer of the Company, if applicable, expressly for use therein; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary or final prospectus, the indemnity agreement contained in this Subsection 7(b) will not apply to the extent that any such Losses result from the fact that a current copy of the prospectus was not sent or given to the person asserting any such Losses at or prior to the written confirmation of the sale of the applicable Registrable Securities to such person if it is determined that it was the responsibility of the Company or any other person or entity (other than such Holder or such Holder's agent) to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such Losses.

            (c0 Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) is brought or asserted against any person entitled to indemnification under Subsections 7(a) or (b) (an "Indemnified Party") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification (an "Indemnifying Party"), the Indemnified Party will promptly notify the Indemnifying Party in writing, and the Indemnifying Party will assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and will assume the payment of all expenses related thereto. The Indemnified Party will have the right to employ separate legal counsel reasonably satisfactory to the Indemnifying Party in any such action and to participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (i) the Indemnifying Party agrees to pay such fees and expenses, (ii) the Indemnifying Party fails to promptly assume the defense of such action or proceeding and to employ counsel reasonably satisfactory to the Indemnified Party, (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party has been advised by legal counsel that there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party, or (iv) the Indemnified Party's counsel has advised the Indemnified Party that there may be defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party and that the Indemnifying Party is not able to assert on behalf of or in the name of the Indemnified Party (in which case of either (iii) or (iv), if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate legal counsel at the expense of the Indemnifying Party, the Indemnifying Party will not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party); it being understood, however, that the Indemnifying Party will not, in connection with any one (1) such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one (1) separate firm of attorneys (together with any appropriate local counsel) at any time for all such Indemnified Parties, which firm will be designated in writing by such Indemnified Parties. The Indemnifying Party will not be liable for any settlement of any such action or proceeding effected without its written consent, which consent will not be unreasonably withheld, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party will indemnify and hold harmless such

Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

            (d0 Contribution. If the indemnification provided for in this Section 7 is unavailable to the Indemnified Parties in respect of any Losses (other than by reason of exceptions provided in Subsections 7(a) or (b)) or is inadequate to hold harmless each Indemnified Party, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, will contribute to the amount paid or payable by such Indemnified Party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, with respect to the statements or omissions which resulted in such Losses, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as will be appropriate to reflect the relative benefits received by the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, from the offering of the securities covered by such Registration Statement. The relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and such party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other will be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions and after deducting expenses) received by the Indemnifying Party bears to the total proceeds (net of underwriting discounts and commissions and after deducting expenses) received by the Indemnified Party. The Indemnifying Party and the Indemnified Party agree that it would not be just and equitable if contribution pursuant to this Subsection 7(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in this Subsection 7(d). Notwithstanding the provisions of this Subsection 7(d), no Holder will be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Holder were offered to the public pursuant to the applicable Registration Statement exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of subsection 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e0 Survival. The indemnity and contribution agreements contained in this Section 7 will remain operative and in full force and effect regardless of
(i) any termination of this Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party, and (iii) the consummation of the sale or successive resale of the Registrable Securities.

      8.    Participation in Underwritten Registrations.

      No Holder may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the persons or entities entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements and this Agreement; provided, however, that no such Holder will be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Holder's ownership of such Holder's Registrable Securities to be sold or transferred free and clear of all liens, claims and encumbrances, (ii) such Holder's power and authority to effect such transfer, (iii) such matters pertaining to compliance by such Holder with securities/blue sky laws as may be reasonably requested and
(iv) any transaction between the Company and the Holder.

      9.    Special Covenants.

            (a0 Rule 144. The Company covenants that it will use its reasonable best efforts file any reports required to be filed by it under the Securities Act and the Exchange Act, and it will take such further commercially reasonable action that any Holder may reasonably request to enable such Holder to sell Registrable Securities, from time to time, without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

            (b0 Form S-3/Form S-2 Availability. The Company covenants that it will use its reasonable best efforts to timely file all reports required to be filed by it under the Securities Act and the Exchange Act, and it will take such other commercially reasonable action as may be necessary and within its control, to cause the Company to become and/or remain eligible to register on Form S-3 or Form S-2 (or any successor or similar form that may hereafter be adopted by the Commission) securities of the same class or series as the Registrable Securities.

            (c0 Limits Regarding Warrants. Notwithstanding anything in this Agreement to the contrary, (i) no Holder may request registration of any Registrable Security unless the Warrant pursuant to which such Registrable Securities are issuable, is exercisable for the number of Registrable Securities for which registration is requested at, or within 60 days after, the date the request for registration (or inclusion in a Piggy-back Registration) is delivered to the Company and (ii) in the event any Holder requests to have any unissued Registrable Securities which are issuable pursuant to any Warrant included in a Registration Statement pursuant to this Agreement as permitted under clause (i) above, the Warrant pursuant to which such Registrable Securities are issuable must be exercised by such Holder for the number of Registrable Securities requested to be included in such Registration Statement upon the later to occur of (A) the effective date of the Registration Statement in which such Registrable Securities are included or (B) the first date the Warrant may be exercised for such Registrable Securities.

      10.   Miscellaneous.

            (a0 Remedies. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, each Holder will be entitled to specific performance of such Holder's rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive that defense in any action for specific performance.

            (b0 Term. The term of this Agreement will terminate on the earlier to occur of (i) the fifth anniversary of the date hereof or (ii) the first date on which there are no longer any Registrable Securities issued and outstanding (the "Term").

            (c0 No Inconsistent Agreements. The Company represents and warrants that has not previously entered into any agreement with respect to its securities which grants any existing registration rights to any other person or entity.

            (d0 Amendments and Waivers. The provisions of this Agreement may not be amended, modified, or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of a majority of the then issued and outstanding Registrable Securities.

            (e0 Notices. All notices, demands, requests or other communications that may be or are required to be given, served or sent by any party to this Agreement to any other party to this Agreement must be in writing and must be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, telegram or facsimile transmission addressed as follows:

                  (i0 if to any Warrantholder, at the most current address given to the Company and thereafter at such other address as may be designated from time to time by notice given in accordance with the provisions of this Subsection 10(e), which address initially is set forth on Schedule 10(e)(i) to this Agreement.

                  (ii0 if to the Company, at its most current address and thereafter at such other address as may be designated from time to time by notice given in accordance with the provisions of this Subsection 10(e), which address initially is:

                              Genicom Corporation
                              14800 Conference Center Drive, Suite 400
                              Chantilly, Virginia 20151
                              Attention: Secretary
                              Telecopier: (703) 802-8618

                  (iii0 if to any other Holder, at such address set forth on the Addendum to this Agreement executed and delivered by such Holder pursuant to Subsection 10(f) or at such other address as may be designated from time to time by notice given in accordance with the provisions of this Subsection 10(e).

Any party to this Agreement may designate by written notice a new address to which any notice, demand, request or communication will thereafter be given, served or sent. Each notice, demand, request or communication that is mailed, delivered or transmitted in the manner described above will be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a facsimile transmission) the answer back being deemed conclusive evidence of such delivery or at such time as delivery is refused by the addressee upon presentation.

            (f0 Successors and Assigns. The Company will not assign its rights or obligations hereunder without the prior written consent of the Holders of a majority of the then issued and outstanding Registrable Securities. Each Holder may assign such Holder's respective rights and obligations hereunder to persons to whom such Holder transfers or otherwise assigns Warrants and/or Registrable Securities. In the event of any such assignment, such assignees will be entitled to the rights of the assignor under this Agreement only to the extent such rights expressly are assigned to such assignee. Any assignment of rights under this Agreement in violation of the foregoing will be null and void. Subject to the foregoing, this Agreement will inure to the benefit of and be binding upon the successors and assigns of the Company and each Holder; provided, however, that any assignee or transferee of Registrable Securities that is deemed a Holder under this Agreement will be entitled to the rights and benefits afforded such person by this Agreement only upon such person's execution and delivery of an addendum to this Agreement, in form and substance acceptable to the Company, agreeing to be bound by the duties and obligations of a Holder under this Agreement. Upon disposition of all Warrants and/or Registrable Securities, a Holder will no longer be deemed to be a party to this Agreement; provided, however, such Holder's rights and obligations under Section 7 will continue for two years following the date of such disposition.

            (g0 Counterparts. This Agreement may be executed in a number of identical counterparts and it will not be necessary for the Company and each Holder to execute each of such counterparts, but when all parties have executed and delivered one or more of such counterparts, the several parts, when taken together, will be deemed to constitute one and the same instrument, enforceable against each party in accordance with its terms. In making proof of this Agreement, it will not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement of this Agreement is sought.

            (h0 Headings. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning hereof.

            (i0 Governing Law. THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY WILL BE

GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (EXCLUSIVE OF CONFLICTS OF LAW PRINCIPLES) AND WILL, TO THE MAXIMUM EXTENT PRACTICABLE, BE DEEMED TO CALL FOR PERFORMANCE IN MECKLENBURG COUNTY, NORTH CAROLINA. COURTS WITHIN THE STATE OF NORTH CAROLINA WILL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN THE PARTIES HERETO, WHETHER IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY. THE PARTIES CONSENT TO AND AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS. VENUE IN ANY SUCH DISPUTE, WHETHER IN FEDERAL OR STATE COURT, WILL BE LAID IN MECKLENBURG COUNTY, NORTH CAROLINA. EACH OF THE PARTIES HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (i) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, (II) SUCH PARTY AND/OR SUCH PARTY'S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR
(III) ANY LITIGATION COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT
FORUM.

            (j0 Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the Term, such provision will be fully severable; this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid, and enforceable.

            (k0 Entire Agreement. This Agreement is intended by the Company and the Holders as a final expression of their agreement and is intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This agreement supersedes all prior agreements and understandings between the Company and the Holders with respect to such subject matter.

            (l0 Third Party Beneficiaries. Subject to the terms of Section 7 and Subsection 10(f) hereof, this Agreement is intended for the benefit of the Company and the Holders and their respective successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

            (m0 Attorneys' Fees. In any proceeding brought to enforce any provision of this Agreement, the successful party will be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

                [BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF the parties hereto have caused this Registration Rights Agreement to be duly executed on the date first above written.

                                    GENICOM CORPORATION

                                    By  /s/  James Gale
                                      ------------------------------------------
                                    Title:  Senior Vice President

                                    NATIONSBANK, N.A.

                                    By  /s/  Jay T. Wampler
                                      ------------------------------------------
                                    Title:  Senior Vice President

                                    BANK AUSTRIA CREDITANSTALT CORPORATE
                                    FINANCE, INC.
                                    (as successor in interest to
                                    CREDITANSTALT CORPORATE FINANCE, INC.)

                                    By  /s/  Andrew J. Russell
                                      ------------------------------------------
                                    Title:  Vice President

                                    By  /s/  Jane Orndahl
                                      ------------------------------------------
                                    Title:  Vice President

                                    EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                                    By:   Eaton Vance Management, as Investment
                                          Advisor

                                    By  /s/  Scott H. Page
                                      ------------------------------------------
                                    Title:  Vice President

                                    CRESTAR BANK

                                    By  /s/  Jo M. Stewart
                                      ------------------------------------------
                                    Title:  Senior Vice President

                                    THE RIGGS NATIONAL BANK OF
                                    WASHINGTON, D.C.

                                    By  /s/  Alfred J. Serafino
                                      ------------------------------------------
                                    Title:  Executive Vice President

                                    FLOATING RATE PORTFOLIO

                                    By:   Invesco Senior Secured Management,
                                    Inc., as
                                            attorney-in-fact

                                    By  /s/  Anne M. McCarthy
                                      ------------------------------------------
                                    Title:  Authorized Signatory

                                    KZH III LLC

                                    By  /s/  James Westerhaus
                                      ------------------------------------------
                                    Title:  Authorized Agent

                                    TORONTO DOMINION (TEXAS), INC.

                                    By  /s/  Sonja R. Jordan
                                      ------------------------------------------
                                    Title:  Vice President

                                    SENIOR DEBT PORTFOLIO
                                    By:  Boston Management and Research,
                                         as Investment Advisor

                                    By  /s/  Scott H. Page
                                      ------------------------------------------
                                    Title:  Vice President

 BANK OF SCOTLAND

 By  /s/  Janet Taffe
   ------------------------------------------
 Title:  Asst. Vice President

 NATIONAL CITY BANK OF KENTUCKY

 By  /s/ Jerrol Z. Miles
   ------------------------------------------
 Title:  Senior Vice President

SCHEDULE 10(e)(i)
INITIAL WARRANTHOLDERS
and
NOTICE ADDRESSES

NationsBank, N.A.
901 Main Street, 66th Floor
Dallas, Texas 75202
Attn:  Jay T. Wampler
Facsimile No.:  (214) 508-3533

Bank Austria Creditanstalt Corporate Finance, Inc.
Two Greenwich Plaza
Greenwich, Connecticut 06830
Attn:  Jane Orndahl
Facsimile No.:  (203) 861-6413

Crestar Bank
1445 New York Avenue, N.W., 3rd Floor
Washington, D.C. 20005
Attn:  C.B. "Joe" Bohannon
Facsimile No.:  (202) 879-6690

Bank of Scotland
111 Riverside Avenue,
Suite 230
Haskell Building
Jacksonville, Florida 32202
Attn:  Hugh Van Seaton
Facsimile No.:  (904) 353-7833

Floating Rate Portfolio
c/o INVESCO Senior Secured Management, Inc.
1166 Avenue of the Americas
New York, New York 10036-2789
Attn:  Anne McCarthy
Facsimile No.:  (212) 278-9619

National City Bank of Kentucky
101 S. 5th Street
Louisville, Kentucky 40202
Attn:  Jerrol Z. Miles
Facsimile No.:  (502) 581-5203

KZH III LLC
c/o Stanfield Capital Partners
330 Madison Ave., 27th Floor
New York, New York 10017
Attn:  Timothy Daileader
Facsimile No.:  (212) 284-4320

The Riggs National Bank of
Washington, D.C.
808 17th Street N.W.
Washington, D.C. 20006
Attn:  J. Jordan O'Neill
Facsimile No.:  (202) 835-5977

Toronto Dominion (Texas), Inc.
909 Fannin Street, Suite 1700
Houston, Texas 77010
Attn:  David G. Parker
Facsimile No.:  (713) 652-0914

Senior Debt Portfolio
c/o Eaton Vance Management
24 Federal Street, 6th Floor
Boston, Massachusetts 02110
Attn:  Prime Rate Reserves
       Craig P. Russ
Facsimile No.:  (617) 695-9594

Eaton Vance Institutional Senior Loan Fund
c/o Eaton Vance Management
24 Federal Street, 6th Floor
Boston, Massachusetts 02110
Attn:  Prime Rate Reserves

          Craig P. Russ
Facsimile No.:  (617) 695-9594